As filed with the Securities and Exchange Commission on April 28, 2008

                                                                     File Nos.
                                                                     033-18516
                                                                     811-05387

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.  _____

Post-Effective Amendment No.  37                         (X)
                              --

                                     and/or

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940

Amendment No.  38                                        (X)
               --

                          FRANKLIN MUTUAL SERIES FUNDS
                          -----------------------------
           (a Delaware Statutory Trust as successor to Franklin Mutual
                    Series Fund Inc., a Maryland corporation)
               (Exact Name of Registrant as Specified in Charter)

               101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                  (201)912-2100
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-906
          ------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective on (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on May 1, 2008 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a) (1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 414 under the Securities Act of 1933, Franklin Mutual Series Fund Inc., a Maryland Corporation (FMSFI - MA), and its proposed successor, Franklin Mutual Series Funds, a Delaware Statutory Trust (FMSF - DE), are filing this amendment to the registration statement of FMSF - MA, and FMSF - DE expressly adopts the registration statement of FMSF - MA as its own for all purposes of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.


This Amendment to the registration statement on Form N-1A is being filed pursuant to Rule 485(b) under the Securities and Exchange Act of 1933, as amended, to make the annual update to the Registrant's registration statement to be effective May 1, 2008. This filing also updates the Investment Company Act of 1940 registration statement.





























MAY 1, 2008


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS


FRANKLIN MUTUAL SERIES FUNDS


Mutual Beacon Fund - Class A, B, C & Z
Mutual Discovery Fund - Class A, B, C, R & Z
Mutual European Fund - Class A, B, C & Z
Mutual Financial Services Fund - Class A, B, C & Z
Mutual Qualified Fund - Class A, B, C & Z
Mutual Shares Fund - Class A, B, C, R & Z

















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]





Contents

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Mutual Beacon Fund; Mutual Discovery Fund;
Mutual Qualified Fund; Mutual Shares Fund           2

Mutual Financial Services Fund                      21

Mutual European Fund                                33

More Information on Investment
Policies, Practices and Risks                       45

Management                                          49

Distributions and Taxes                             55

Financial Highlights                                60

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                              87

Buying Shares                                       103

Investor Services                                   106

Selling Shares                                      110

Exchanging Shares                                   113

Account Policies                                    121

Questions                                           131

FOR MORE INFORMATION


[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



Mutual Beacon Fund
Mutual Discovery Fund
Mutual Qualified Fund
Mutual Shares Fund


GOALS AND STRATEGIES

GOALS

The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares Funds is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund invests primarily in:

   o Undervalued Securities Securities trading at a discount to intrinsic value.

And, to a lesser extent, each Fund also invests in:

   o Risk Arbitrage Securities Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o Distressed Companies Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Funds invest primarily in equity securities of U.S. and foreign companies the manager believes are undervalued.
[End callout]


In pursuit of their value-oriented strategy, the Funds are not limited to pre-set maximums or minimums governing the size of the companies in which they may invest. However, as a general rule, Mutual Shares Fund currently invests the equity portion of its portfolio predominantly (up to 100%) in companies with market capitalizations greater than $5 billion, with a small portion in smaller companies. Mutual Beacon and Mutual Qualified Funds currently invest the equity portion of their portfolio predominantly (up to 100%) in mid- and large cap companies, with the remaining portion in smaller companies. Mutual Discovery Fund currently invests the equity portion of its portfolio primarily (around 80%) in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies. For these purposes, mid- and large cap companies are considered to be those with market capitalization values (share price times the number of shares of common stock outstanding) greater than $1.5 billion.


While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.

The Mutual Beacon and Mutual Shares Funds expect to invest a significant portion (up to 35%) of their assets in foreign securities, Mutual Qualified Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Mutual Discovery Fund expects to invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Mutual Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.


Each Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts when, in the manager's opinion, it would be advantageous to the Fund to do so. Each Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, "Hedging Instruments").



The Funds' investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

The Funds may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Funds typically buy one security while at the same time selling short another security. The Funds generally buy the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Funds attempt to profit from a perceived relationship between the values of the two securities. The Funds generally engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event as further discussed under "Risk Arbitrage Securities and Distressed Companies," below.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

DIFFERENCES BETWEEN THE FUNDS

Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund, to a certain extent, has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities (Mutual Discovery may invest all of its assets in foreign securities) and in small and mid-cap companies, the proportion so invested will vary. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail in the section "More Information on Investment Policies, Practices and Risks."


SMALLER AND MID-SIZE COMPANIES

While they may offer substantial opportunities for capital appreciation, smaller companies, and to some extent mid-size companies, also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, smaller and mid-size companies may lack depth of management, may be unable to generate funds necessary for growth or development or to compete with larger companies, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Lower-rated and unrated debt securities. Debt securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the loss of principal.
[End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Funds' returns from year to year over the past 10 calendar years. The tables show how the Funds' average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

MUTUAL BEACON FUND
CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]



2.02%  16.40%   13.89%   5.78%  -11.41%   28.99%  14.13%   8.89%  20.65%   2.67%
  98      99       00      01        02       03      04      05      06     07
                                      Year


Best Quarter:                             Q2 '03      14.21%
Worst Quarter:                            Q3 '98     -17.67%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual Beacon Fund - Class A(2)
Return Before Taxes                   -3.21%     13.35%      9.02%
Return After Taxes on Distributions   -5.02%     11.94%      7.05%
Return After Taxes on
  Distributions and Sale of Fund      -1.03%     11.36%      6.96%
  Shares
S&P 500(R) Index(3)                    5.49%     12.83%      5.91%
(index reflects no deduction for
fees, expenses, or taxes)

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual Beacon Fund - Class B(2)       -1.80%     13.71%      9.12%
S&P 500(R) Index(3)                    5.49%     12.83%      5.91%

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual Beacon Fund - Class C(2)       1.05%      13.96%      8.96%
S&P 500(R) Index(3)                   5.49%      12.83%      5.91%

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual Beacon Fund - Class Z          3.03%      15.08%      10.05%
S&P 500(R) Index(3)                   5.49%      12.83%       5.91%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -9.15% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL DISCOVERY FUND
CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

-2.37%  26.38%  12.26%  0.86%  -9.39%  31.13%  18.98%  15.29% 23.02%  10.96%
  98     99      00     01      02       03     04     05     06        07
                             Year


Best Quarter:                             Q2 '03      15.46%
Worst Quarter:                            Q3 '98     -19.55%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                     1 Year      5 Years    10 Years
----------------------------------------------------------------------
Mutual Discovery Fund - Class
A(2)
Return Before Taxes                  4.58%       18.27%      11.35%
Return After Taxes on                3.53%       17.49%       9.78%
Distributions
Return After Taxes on
  Distributions and Sale of Fund     3.41%       15.98%       9.19%
  Shares
S&P 500(R) Index(3)                  5.49%       12.83%       5.91%
MSCI World Index(4)                  9.57%       17.53%       7.45%
  (indices reflect no deduction
  for fees, expenses, or taxes)

                                     1 Year      5 Years    10 Years
----------------------------------------------------------------------
Mutual Discovery Fund - Class        6.22%       18.69%      11.46%
B(2)
S&P 500(R) Index(3)                  5.49%       12.83%       5.91%
MSCI World Index(4)                  9.57%       17.53%       7.45%

                                     1 Year      5 Years    10 Years
----------------------------------------------------------------------
Mutual Discovery Fund - Class        9.24%       18.89%      11.28%
C(2)
S&P 500(R) Index(3)                  5.49%       12.83%       5.91%
MSCI World Index(4)                  9.57%       17.53%       7.45%

                                     1 Year      5 Years    10 Years
----------------------------------------------------------------------
Mutual Discovery Fund - Class        10.76%      19.48%      11.84%
R(5)
S&P 500(R) Index(3)                  5.49%       12.83%       5.91%
MSCI World Index(4)                  9.57%       17.53%       7.45%

                                     1 Year      5 Years    10 Years
----------------------------------------------------------------------
Mutual Discovery Fund - Class Z      11.32%      20.08%      12.41%
S&P 500(R) Index(3)                  5.49%       12.83%       5.91%
MSCI World Index(4)                  9.57%       17.53%       7.45%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -7.51% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity securities in global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

MUTUAL QUALIFIED FUND
CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

0.15%  13.27%  13.81%  7.85%  -13.00%  29.98%  16.27%  10.85%  18.94%  8.73%
  98      99      00     01       02      03      04      05      06     07
                                      Year


Best Quarter:                             Q2 '03      14.63%
Worst Quarter:                            Q3 '98     -17.73%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                        1 Year    5 Years   10 Years
----------------------------------------------------------------------
Mutual Qualified Fund - Class A(2)
Return Before Taxes                      2.46%    15.34%     9.48%
Return After Taxes on Distributions      0.64%    13.97%     7.60%
Return After Taxes on Distributions
  and Sale of Fund Shares                2.74%    13.08%     7.39%
S&P 500(R) Index(3)                      5.49%    12.83%     5.91%
  (index reflects no deduction for
  fees, expenses, or taxes)

                                        1 Year    5 Years   10 Years
----------------------------------------------------------------------
Mutual Qualified Fund - Class B(2)       4.05%    15.75%     9.60%
S&P 500(R) Index(3)                      5.49%    12.83%     5.91%

                                        1 Year    5 Years   10 Years
----------------------------------------------------------------------
Mutual Qualified Fund - Class C(2)       7.02%    15.95%     9.41%
S&P 500(R) Index(3)                      5.49%    12.83%     5.91%

                                        1 Year    5 Years   10 Years
----------------------------------------------------------------------
Mutual Qualified Fund - Class Z          9.12%    17.13%     10.51%
S&P 500(R) Index(3)                      5.49%    12.83%      5.91%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -5.57% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL SHARES FUND
CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

0.01%  14.63%  13.42%  5.94%  -11.20%  26.18%  13.50%  9.98%  17.98%  2.97%
  98      99      00     01       02      03      04     05      06     07
                                      Year

Best Quarter:                             Q4 '98      13.24%
Worst Quarter:                            Q3 '98     -17.03%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                       1 Year     5 Years   10 Years
----------------------------------------------------------------------
Mutual Shares Fund - Class A(2)
Return Before Taxes                    -2.95%     12.52%     8.23%
Return After Taxes on Distributions    -4.29%     11.48%     6.50%
Return After Taxes on Distributions
  and Sale of Fund Shares              -1.30%     10.64%     6.31%
S&P 500(R) Index(3)                     5.49%     12.83%     5.91%
  (index reflects no deduction for
  fees, expenses, or taxes)

                                       1 Year     5 Years   10 Years
----------------------------------------------------------------------
Mutual Shares Fund - Class B(2)        -1.63%     12.87%     8.28%
S&P 500(R) Index(3)                     5.49%     12.83%     5.91%

                                       1 Year     5 Years   10 Years
----------------------------------------------------------------------
Mutual Shares Fund - Class C(2)         1.33%     13.12%     8.18%
S&P 500(R) Index(3)                     5.49%     12.83%     5.91%

                                       1 Year     5 Years   10 Years
----------------------------------------------------------------------
Mutual Shares Fund - Class R(4)         2.77%     13.68%     8.69%
S&P 500(R) Index(3)                     5.49%     12.83%     5.91%

                                       1 Year     5 Years   10 Years
----------------------------------------------------------------------
Mutual Shares Fund - Class Z            3.30%     14.25%     9.26%
S&P 500(R) Index(3)                     5.49%     12.83%     5.91%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -9.26% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                    (fees paid directly from your investment)

                                    Mutual    Mutual     Mutual     Mutual
Class A                             Beacon    Discovery  Qualified  Shares
------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price(1)       5.75%     5.75%      5.75%      5.75%
  Load imposed on purchases(1)        5.75%     5.75%      5.75%      5.75%
  Maximum deferred sales charge       None      None       None       None
(load)(2)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%     2.00%      2.00%      2.00%

Class B(4)
------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          4.00%     4.00%      4.00%      4.00%
  Load imposed on purchases           None       None       None      None
  Maximum deferred sales charge       4.00%     4.00%      4.00%      4.00%
(load)(5)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%     2.00%      2.00%      2.00%

Class C
------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          1.00%     1.00%      1.00%      1.00%
  Load imposed on purchases           None       None       None      None
  Maximum deferred sales charge       1.00%     1.00%      1.00%      1.00%
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%     2.00%      2.00%      2.00%

Class R
------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price           N/A       None       N/A       None
  Load imposed on purchases            N/A       None       N/A       None
  Maximum deferred sales charge        N/A       None       N/A       None
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                 N/A      2.00%       N/A       2.00%

Class Z
------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                  None       None       None      None
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%     2.00%      2.00%      2.00%

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES           (expenses deducted from Fund assets)

                                     Mutual     Mutual    Mutual    Mutual
Class A                              Beacon     Discovery Qualified Shares
-------------------------------------------------------------------------------
Management fees                        0.59%      0.75%     0.59%     0.55%
Distribution and service (12b-1)       0.32%      0.31%     0.34%     0.32%
fees
Other expenses (including
administration fees)                   0.23%      0.26%     0.21%     0.20%
                                     ------------------------------------------
Total annual Fund operating expenses   1.14%      1.32%     1.14%     1.07%
                                     ==========================================

Class B
-------------------------------------------------------------------------------
Management fees                        0.59%      0.75%     0.59%     0.55%
Distribution and service (12b-1)       0.99%      1.00%     1.00%     1.00%
fees
Other expenses (including
administration fees)                   0.23%      0.26%     0.21%     0.20%
                                     ------------------------------------------
Total annual Fund operating expenses   1.81%      2.01%     1.80%     1.75%
                                     ==========================================

Class C
-------------------------------------------------------------------------------
Management fees                        0.59%      0.75%     0.59%     0.55%
Distribution and service (12b-1)       0.99%      1.00%     1.00%     1.00%
fees
Other expenses (including
administration fees)                   0.23%      0.26%     0.21%     0.20%
                                     ------------------------------------------
Total annual Fund operating expenses   1.81%      2.01%     1.80%     1.75%
                                     ==========================================

Class R
-------------------------------------------------------------------------------
Management fees                         N/A       0.75%      N/A      0.55%
Distribution and service (12b-1)        N/A       0.50%      N/A      0.50%
fees
Other expenses (including
administration fees)                    N/A       0.26%      N/A      0.20%
                                     ------------------------------------------
Total annual Fund operating expenses    N/A       1.51%      N/A      1.25%
                                     ==========================================

Class Z
-------------------------------------------------------------------------------
Management fees                        0.59%      0.75%     0.59%     0.55%
Distribution and service (12b-1)        None      None      None       None
fees
Other expenses (including
administration fees)                   0.23%      0.26%     0.21%     0.20%
                                     ------------------------------------------
Total annual Fund operating expenses   0.82%      1.01%     0.80%     0.75%
                                     ==========================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges-Class A" under "Choosing A Share Class" and purchases by certain retirement plans without an initial sales charge).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Mutual     Mutual    Mutual    Mutual
                                     Beacon     Discovery Qualified Shares
-------------------------------------------------------------------------------
If you sell your shares at the end
of the period:
Class A
 1 Year(1)                           $685       $702      $685      $678
 3 Years                             $916       $969      $916      $896
 5 Years                             $1,167     $1,257    $1,167    $1,131
 10 Years                            $1,881     $2,074    $1,881    $1,806
Class B
 1 Year                              $584       $604      $583      $578
 3 Years                             $869       $930      $866      $851
 5 Years                             $1,180     $1,283    $1,175    $1,149
 10 Years(2)                         $1,951     $2,160    $1,943    $1,883
Class C
 1 Year                              $284       $304      $283      $278
 3 Years                             $569       $630      $566      $551
 5 Years                             $980       $1,083    $975      $949
 10 Years                            $2,127     $2,338    $2,116    $2,062
Class R
 1 Year                              N/A        $154      N/A       $127
 3 Years                             N/A        $477      N/A       $397
 5 Years                             N/A        $824      N/A       $686
 10 Years                            N/A        $1,802    N/A       $1,511
Class Z
 1 Year                              $84        $103      $82       $77
 3 Years                             $262       $322      $255      $240
 5 Years                             $455       $558      $444      $417
 10 Years                            $1,014     $1,236    $990      $930

If you do not sell your shares:
Class B
 1 Year                              $184       $204      $183      $178
 3 Years                             $569       $630      $566      $551
 5 Years                             $980       $1,083    $975      $949
 10 Years(2)                         $1,951     $2,160    $1,943    $1,883
Class C
 1 Year                              $184       $204      $183      $178
 3 Years                             $569       $630      $566      $551
 5 Years                             $980       $1,083    $975      $949
 10 Years                            $2,127     $2,338    $2,116    $2,062

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MUTUAL FINANCIAL SERVICES FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given at least 60 days' advance notice of any planned change to the 80% policy regarding investment in financial services companies.

Following this value-oriented strategy, the Fund invests primarily in:

   o Undervalued Securities Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o Risk Arbitrage Securities Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o Distressed Companies Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in securities of financial services companies the manager believes are undervalued.
[End callout]

Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services, or devote at least 50% of their assets to this objective. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, because many of the companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest a substantial portion
of its equity portfolio in small-cap companies.   For these purposes,
small-cap companies are considered to be those with market capitalization values (share price times the number of shares of common stock outstanding) of less than $1.5 billion.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund may invest in foreign securities without limit. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts when, in the manager's opinion, it would be advantageous to the Fund to do so. The Fund may also attempt, from time to time, to hedge against market risk using a variety of derivatives (together, "Hedging Instruments").


The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size or earnings.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

FINANCIAL SERVICES COMPANIES


The Fund concentrates its investments in companies operating in the financial services industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.


Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters, including terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates.

The financial services industry is undergoing change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.

Because the Fund's manager is a subsidiary of a financial holding company
(FHC), federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore undervalued; by the market or losing more value.

SMALLER AND MID-SIZE COMPANIES

While they may offer substantial opportunities for capital appreciation, smaller companies, and to some extent mid-size companies, also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, smaller and mid-size companies may lack depth of management, may be unable to generate funds necessary for growth or development or to compete with larger companies, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning in the section "More Information on Investment Policies, Practices and Risks."


CREDIT

An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Lower-rated and unrated debt securities. Debt securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the loss of principal.
[End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

6.81  4.35%  31.90%  11.85%  -0.57%  29.79%  15.17%  13.82%  19.35%  -8.99%
  98    99      00      01      02      03      04      05      06      07
                                      Year

Best Quarter:                             Q3 '00      22.09%
Worst Quarter:                            Q3 '98     -17.80%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                        1 Year      5 Years       10 Years
------------------------------------------------------------------------------
Mutual Financial Services Fund -
Class A(2)
Return Before Taxes                     -14.22%      11.74%        11.03%
Return After Taxes on Distributions     -15.96%      9.77%         9.26%
Return After Taxes on Distributions
  and Sale of Fund Shares               -8.14%       9.67%         8.99%
S&P 500(R) Index(3)                      5.49%      12.83%         5.91%
S&P 500(R) Financials Index(4)         -18.63%       8.45%         5.45%
  (indices reflect no deduction for
  fees, expenses, or taxes)
                                        1 Year      5 Years       10 Years
------------------------------------------------------------------------------
Mutual Financial Services Fund -        -12.89%      12.07%        11.14%
Class B(2,5)
S&P 500(R) Index(3)                        5.49%       12.83%        5.91%
S&P 500(R) Financials Index(4)            -18.63%      8.45%         5.45%

                                        1 Year      5 Years       10 Years
------------------------------------------------------------------------------
Mutual Financial Services Fund -        -10.43%      12.31%        10.96%
Class C(2)
S&P 500(R) Index(3)                       5.49%      12.83%         5.91%
S&P 500(R) Financials Index(4)          -18.63%       8.45%         5.45%

                                        1 Year      5 Years       10 Years
------------------------------------------------------------------------------
Mutual Financial Services Fund -        -8.71%       13.44%        12.05%
Class Z
S&P 500(R) Index(3)                      5.49%       12.83%         5.91%
S&P 500(R) Financials Index(4)         -18.63%        8.45%         5.45%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -13.10% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (S&P 500(R) Financials Index). The S&P 500(R) Financials Index is market value-weighted and includes all the financial stocks in the S&P 500(R) Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 1999, the Fund began offering Class B shares. Class B performance reflects a restatement of Class A performance to include the Rule 12b-1 fees applicable to Class B as though in effect from the Fund's inception.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (fees paid directly from your investment)

                                  Class A    Class   Class C Class Z
                                             B(4)
----------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price      5.75%(2)   4.00%   1.00%   None
  Load imposed on purchases       5.75%(2)   None    None    None
  Maximum deferred sales charge
(load)                            None(3)    4.00%(5)1.00%   None
Redemption fee on shares sold
within 7 calendar days following
their purchase date(1)            2.00%      2.00%   2.00%   2.00%

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (expenses deducted from Fund assets)


                                Class A   Class     Class C  Class Z
                                          B(4)
----------------------------------------------------------------------
Management fees                   0.80%     0.80%    0.80%    0.80%
Distribution and service
(12b-1) fees                      0.29%     1.00%    1.00%     None
Other expenses (including
administration fees)              0.31%     0.31%    0.31%    0.31%
                                --------------------------------------
Total annual Fund operating
expenses                          1.40%     2.11%    2.11%    1.11%
                                ======================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges-Class A" under "Choosing A Share Class" and purchases by certain retirement plans without an initial sales charge).
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year    3 Years  5 Years   10 Years
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                        $709(1)   $993     $1,297    $2,158
Class B                        $614      $961     $1,334    $2,260(2)
Class C                        $314      $661     $1,134    $2,441
Class Z                        $113      $353     $612      $1,352
If you do not sell your
shares:
Class B                        $214      $661     $1,134    $2,260(2)
Class C                        $214      $661     $1,134    $2,441


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MUTUAL EUROPEAN FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given at least 60 days' advance notice of any planned change to the 80% policy regarding investment in securities of European companies.

Following this value-oriented strategy, the Fund invests primarily in:

   o Undervalued Securities Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

   o Risk Arbitrage Securities Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.

   o Distressed Companies Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in securities of European companies that the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio predominantly (up to 100%) in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund may invest the remaining portion of its equity investments in smaller companies.


The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently invests and intends to invest primarily in securities of issuers in Western Europe and Scandinavia.


The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, and securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager's opinion, it would be advantageous to the Fund to do so. The Fund may also attempt, from time to time, to hedge against market risk using a variety of derivatives (together, "Hedging Instruments").


While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

MAIN RISKS

STOCKS

Individual stock prices tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if events or the factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore undervalued; by the market or losing more value.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail in the section "More Information on Investment Policies, Practices and Risks."


Region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring, or tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

SMALLER AND MID-SIZE COMPANIES

While they may offer substantial opportunities for capital appreciation, smaller companies, and to some extent mid-size companies, also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, smaller mid-size companies may lack depth of management, may be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT

An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Lower-rated and unrated debt securities. Debt securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


4.07%   46.05% 14.07% -5.05%  -8.05%  32.34% 21.23% 17.56% 26.96%  16.86%
  98      99     00    01       02     03          04    05     06     07
                       Year


Best Quarter:                             Q4 '99      27.28%
Worst Quarter:                            Q3 '98     -20.38%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual European Fund - Class A(2)
Return Before Taxes                   10.13%     21.41%      14.84%
Return After Taxes on Distributions    8.24%     20.16%      12.83%
Return After Taxes on
  Distributions and Sale of Fund       7.97%     18.72%      12.16%
  Shares
MSCI Europe Index(3,4)                14.39%     23.33%       9.96%
MSCI All Country Europe Index(5)      15.17%     23.80%      10.09%
  (indices reflects no deduction
  for fees, expenses, or taxes)

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual European Fund - Class B(2)     12.05%     21.84%      14.99%
MSCI Europe Index(3,4)                14.39%     23.33%       9.96%
MSCI All Country Europe Index(5)      15.17%     23.80%      10.09%

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------
Mutual European Fund - Class C(2)     15.03%     22.03%      14.83%
MSCI Europe Index(3,4)                14.39%     23.33%       9.96%
MSCI All Country Europe Index(5)      15.17%     23.80%      10.09%

                                      1 Year     5 Years    10 Years
----------------------------------------------------------------------

Mutual European Fund - Class Z        17.15%     23.24%      15.97%
MSCI Europe Index(3,4)                14.39%     23.33%       9.96%
MSCI All Country Europe Index(5)      15.17%     23.80%      10.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -10.60% for Class A.
2. Figures reflect sales charges.
3. The MSCI Europe Index is replacing the MSCI All Country Europe Index as the Fund's benchmark. The manager believes the composition of the MSCI Europe Index better reflects the Fund's holdings. The MSCI All Country Europe Index may be excluded from this comparison in the future.
4. Source: Standard & Poor's Micropal (MSCI Europe Index). The unmanaged Morgan Stanley (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the developed markets in Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal (MSCI All Country Europe Index). The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (fees paid directly from your investment)

                                  Class A    Class    Class C  Class Z
                                             B(4)
----------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price      5.75%(2)   4.00%    1.00%     None
  Load imposed on purchases       5.75%(2)   None     None      None
  Maximum deferred sales charge
(load)                            None(3)    4.00%(5) 1.00%     None
Redemption fee on shares sold
within 7 calendar days following
their purchase date(1)            2.00%      2.00%    2.00%     2.00%


Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (expenses deducted from Fund assets)

                                  Class A  Class    Class C  Class Z
                                           B(4)
----------------------------------------------------------------------
Management fees                   0.77%    0.77%    0.77%    0.77%
Distribution and service (12b-1)
fees                              0.30%    1.00%    1.00%    None
Other expenses (including
administration fees)              0.27%    0.27%    0.27%    0.27%
                                  ------------------------------------
Total annual Fund operating
expenses                          1.34%    2.04%    2.04%    1.04%
                                  ====================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges-Class A" under "Choosing A Share Class" and purchases by certain retirement plans without an initial sales charge).
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year    3 Years  5 Years   10 Years
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                        $704(1)   $975     $1,267    $2,095
Class B                        $607      $940     $1,298    $2,189(2)
Class C                        $307      $640     $1,098    $2,369
Class Z                        $106      $331     $574      $1,271
If you do not sell your
shares:
Class B                        $207      $640     $1,098    $2,189(2)
Class C                        $207      $640     $1,098    $2,369

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES

Each Fund invests primarily in equity securities, including securities convertible, or expected to be exchanged, into equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

DEBT SECURITIES

Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures, as well as loan participations, are examples of debt securities.

FOREIGN SECURITIES

Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. To the extent a Fund hedges against such currency risks, a Fund can protect against the impact of currency fluctuations; however in doing so, it eliminates the Fund's ability to benefit (or be harmed) by an unhedged fall (or rise) in the U.S. dollar relative to the foreign currency. Indeed, to the extent a Fund does not hedge, or does not successfully hedge, its currency exposure, currency exchange rate changes can have a disproportionate impact on the Fund's performance, even accounting for most of the gain or loss in a particular period.

Political and economic developments. The political, economic and social structures of some foreign countries in which a Fund invests may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Funds' investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in or loss of payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.

Emerging markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The Funds may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the market value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund's use of a currency hedging program will result in lower returns than if no currency hedging program were in effect.


The Funds may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.


Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY

Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

TEMPORARY INVESTMENTS

The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, a Fund may be unable to pursue its investment goals.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.

MANAGEMENT


Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $600 billion in assets.


Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT, an affiliate of Franklin Mutual, is the Mutual Discovery and Mutual Qualified Funds' sub-advisor. FTIML provides Franklin Mutual with investment management advice and assistance.

The following individuals are jointly responsible for the day-to-day management of each of the named Funds. The portfolio manager for each Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment.


MUTUAL BEACON FUND
Michael J. Embler, Co-Portfolio Manager
Christian Correa, Co-Portfolio Manager
MUTUAL DISCOVERY FUND
Anne E. Gudefin,  Co-Portfolio Manager
Charles M. Lahr,  Co-Portfolio Manager
Mandana Hormozi, Assistant Portfolio Manager
MUTUAL EUROPEAN FUND
Philippe  Brugere-Trelat, Portfolio Manager
Katrina Dudley, Assistant Portfolio Manager
MUTUAL FINANCIAL SERVICES FUND
Charles M. Lahr, Portfolio Manager
MUTUAL QUALIFIED FUND
Anne E. Gudefin, Portfolio Manager
Shawn M. Tumulty, Assistant Portfolio Manager
MUTUAL SHARES FUND
Peter A. Langerman,  Co-Portfolio Manager
F. David Segal,  Co-Portfolio Manager
Deborah A. Turner, Assistant Portfolio Manager

CHRISTIAN CORREA, CFA(R)(1) Portfolio Manager of Franklin Mutual
Mr. Correa has been a lead portfolio manager for the Mutual Beacon Fund since 2007. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

KATRINA DUDLEY, CFA(R)(1) Portfolio Manager of Franklin Mutual
Ms. Dudley has been a portfolio manager for Mutual European Fund since 2007. She joined Franklin Templeton Investments in 2002.

MICHAEL J. EMBLER, Senior Vice President and Chief Investment Officer of Franklin Mutual
Mr. Embler has been a member of the management team of the Funds since 2001, when he joined Franklin Templeton Investments. He assumed the duties of lead portfolio manager of the Mutual Beacon Fund in 2005.

ANNE E. GUDEFIN, CFA(R)(1) Portfolio Manager of FTIML
Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. She has been a portfolio manager for Mutual Qualified Fund since 2002 and assumed the duties of lead portfolio manager in 2004, and a lead portfolio manager for Mutual Discovery Fund since 2005.

MANDANA HORMOZI, Portfolio Manager of Franklin Mutual
Ms. Hormozi has been a portfolio manager for Mutual Discovery Fund since 2007. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

CHARLES M. LAHR, CFA(R)(1) Portfolio Manager of Franklin Mutual
Mr. Lahr has been a portfolio manager for Mutual Financial Services Fund since 2005 and assumed the duties of lead portfolio manager in 2006. He has been a lead portfolio manager of Mutual Discovery Fund since 2007. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.

PETER A. LANGERMAN, President and Chief Executive Officer of Franklin Mutual Mr. Langerman rejoined Franklin Templeton Investments in 2005 and assumed the duties of lead portfolio manager of the Mutual Shares Fund in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Funds, including Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the Funds' former manager.

F. DAVID SEGAL CFA(R)(1) Portfolio Manager of Franklin Mutual
Mr. Segal has been a portfolio manager for Mutual Shares Fund since 2005 and assumed the duties of lead portfolio manager in 2007. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999- 2002.

PHILIPPE  BRUGERE-TRELAT, Vice President of Franklin Mutual
Mr. Brugere-Trelat has been a portfolio manager of the Mutual European Fund since 2004 and assumed the duties of lead portfolio manager in 2005. He has been a member of the management team of the Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, he was employed at Heine Securities Corporation, the Funds' former manager.

SHAWN M. TUMULTY, Vice President of Franklin Mutual
Mr. Tumulty has been a portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000.

DEBORAH A. TURNER, CFA(R)(1) Portfolio Manager of Franklin Mutual
Ms. Turner has been a portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, she was employed at Heine Securities Corporation, the Funds' former manager.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays the manager a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2007:


                                 Management
                                 Fees Paid
                                 (%)
----------------------------------------------
Mutual Beacon Fund               0.59%
----------------------------------------------
Mutual Discovery Fund            0.75%
----------------------------------------------
Mutual European Fund             0.77%
----------------------------------------------
Mutual Financial Services Fund   0.80%
----------------------------------------------
Mutual Qualified Fund            0.59%
----------------------------------------------
Mutual Shares Fund               0.55%
----------------------------------------------

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission
(SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to make a distribution from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Annual statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including for U.S. investors the amount of any qualified dividend income subject to tax at capital gains rates. In January, 2009, non-U.S. investors will also receive a statement of the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends earned by a Fund on or before December 31, 2007 and distributed to you in 2008 (as a spillover dividend). Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and Real Estate Investment Trusts (REITs) in which the Fund may invest, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in a Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


Dividend income. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.


Distributions of capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 5% on capital gain distributions from gains realized in calendar year 2007 and 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Sales of Fund shares. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in a Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

State, local and foreign taxes. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Discovery, Financial Services and European Funds: Each of these Funds may invest up to 100% of their respective assets in foreign securities. As global value funds and subject to certain restrictions, each of these Funds may qualify to pass through to you the tax benefits from foreign taxes it pays on its investments. If any Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Receipt of excess inclusion income by a Fund. Income received by a Fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income." A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, the Fund must allocate this income to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income, and the Fund must pay a tax on any of this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income (UBTI).

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the advisor to the Funds is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

Non-U.S. investors. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

Exemptions from withholding are currently provided for distributions designated as long-term capital gains. Exemptions from withholding are also available for distributions of qualified net interest income or net short-term capital gain earned by a Fund on or before December 31, 2007, and distributed to you in calendar year 2008. Because the exemptions from withholding on dividends of qualified net interest income and net short-term capital gain sunset on December 31, 2007 for these Funds, any distributions of qualified net interest income (interest-related dividends) or net short-term capital gain (short-term capital gain dividends) earned by a Fund after this date will again be subject to nonresident withholding taxes. It is possible that the U.S. Congress will act and the President will sign in 2008 or early 2009 new legislation providing for an extension of these provisions into 2008 and subsequent years. See your personal tax advisor for more information about these provisions.

Each Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because each Fund does not expect to have more than 50% of its assets invested in REITs or U.S. real property holding corporations, none expects to pay any dividends and distributions would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the Statement of Additional Information.

Other tax information. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

These tables present the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.



                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.61      $    15.44      $    15.87      $    14.34      $    11.27
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.45            0.21            0.26            0.25            0.14
   Net realized and unrealized gains (losses) ........           --            2.90            1.15            1.75            3.12
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.45            3.11            1.41            2.00            3.26
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.52)          (0.24)          (0.25)          (0.32)          (0.19)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.44)          (1.94)          (1.84)          (0.47)          (0.19)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.62      $    16.61      $    15.44      $    15.87      $    14.34
                                                         ===========================================================================

Total return c .......................................         2.67%          20.65%           8.89%          14.13%          28.99%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.14% f         1.15% f         1.22% f         1.18% f         1.21%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.13% f         1.12% f         1.17% f         1.17% f         1.18%
Net investment income ................................         2.57%           1.29%           1.58%           1.64%           1.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $2,654,731      $2,176,658      $1,633,022      $1,462,133      $1,301,620
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.17      $    15.09      $    15.54      $    14.06      $    11.07
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.32            0.10            0.14            0.15            0.05
   Net realized and unrealized gains (losses) ........         0.01            2.80            1.14            1.71            3.06
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.33            2.90            1.28            1.86            3.11
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.39)          (0.12)          (0.14)          (0.23)          (0.12)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.31)          (1.82)          (1.73)          (0.38)          (0.12)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.19      $    16.17      $    15.09      $    15.54      $    14.06
                                                         ===========================================================================

Total return c .......................................         1.95%          19.86%           8.17%          13.32%          28.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.81% f         1.85% f         1.89% f         1.83% f         1.86%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.80% f         1.82% f         1.84% f         1.82% f         1.83%
Net investment income ................................         1.90%           0.59%           0.91%           0.99%           0.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  171,628      $  199,461      $  186,169      $  186,840      $  155,572
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.46      $    15.33      $    15.77      $    14.26      $    11.22
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.33            0.10            0.15            0.14            0.06
   Net realized and unrealized gains (losses) ........           --            2.85            1.14            1.74            3.09
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.33            2.95            1.29            1.88            3.15
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.40)          (0.12)          (0.14)          (0.23)          (0.11)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.14)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.32)          (1.82)          (1.73)          (0.37)          (0.11)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.47      $    16.46      $    15.33      $    15.77      $    14.26
                                                         ===========================================================================

Total return c .......................................         1.99%          19.84%           8.12%          13.39%          28.24%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.81% f         1.85% f         1.89% f         1.83% f         1.86%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.80% f         1.82% f         1.84% f         1.82% f         1.83%
Net investment income ................................         1.90%           0.59%           0.91%           0.99%           0.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  875,060      $  825,234      $  697,400      $  658,813      $  579,825
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.71      $    15.52      $    15.94      $    14.40      $    11.31
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.51            0.26            0.31            0.30            0.19
   Net realized and unrealized gains (losses) ........           --            2.91            1.16            1.76            3.13
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.51            3.17            1.47            2.06            3.32
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.57)          (0.28)          (0.30)          (0.37)          (0.23)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.49)          (1.98)          (1.89)          (0.52)          (0.23)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d            -- d            -- d            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.73      $    16.71      $    15.52      $    15.94      $    14.40
                                                         ===========================================================================

Total return .........................................         3.03%          20.98%           9.25%          14.52%          29.44%

RATIOS TO AVERAGE NET ASSETS
Expenses c ...........................................         0.82% e         0.85% e         0.89% e         0.83% e         0.86%
Expenses - excluding dividend expense on
   securities sold short .............................         0.81% e         0.82% e         0.84% e         0.82% e         0.83%
Net investment income ................................         2.89%           1.59%           1.91%           1.99%           1.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $3,883,935      $3,925,029      $3,433,665      $3,359,389      $3,112,212
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    30.14      $    26.04      $    24.07      $    20.67      $    16.06
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.58            0.55            0.27            0.33            0.21
   Net realized and unrealized gains (losses) ........         2.73            5.34            3.41            3.54            4.78
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.31            5.89            3.68            3.87            4.99
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.65)          (0.56)          (0.37)          (0.47)          (0.38)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.36)          (1.79)          (1.71)          (0.47)          (0.38)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    32.09      $    30.14      $    26.04      $    24.07      $    20.67
                                                         ===========================================================================

Total return c .......................................        10.96%          23.02%          15.29%          18.98%          31.13%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.32% f         1.36% f         1.42% f         1.42% f         1.46%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.32% f         1.33% f         1.39% f         1.41% f         1.43%
Net investment income ................................         1.78%           1.97%           1.07%           1.52%           1.20%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $8,913,527      $6,128,353      $3,545,288   $   2,106,695      $1,439,579
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.55      $    25.57      $    23.67      $    20.35      $    15.85
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.36            0.38            0.11            0.18            0.09
   Net realized and unrealized gains (losses) ........         2.67            5.19            3.33            3.49            4.69
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.03            5.57            3.44            3.67            4.78
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.41)          (0.36)          (0.20)          (0.35)          (0.28)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.12)          (1.59)          (1.54)          (0.35)          (0.28)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................          -- e             -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.46      $    29.55      $    25.57      $    23.67      $    20.35
                                                         ===========================================================================

Total return c .......................................        10.22%          22.16%          14.59%          18.22%          30.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         2.01% f         2.05% f         2.07% f         2.07% f         2.11%
Expenses - excluding dividend expense on securities
   sold short ........................................         2.01% f         2.02% f         2.04% f         2.06% f         2.08%
Net investment income ................................         1.09%           1.28%           0.42%           0.87%           0.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  276,175      $  274,181        $225,158      $  186,841      $  115,801
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.93      $    25.90      $    23.97      $    20.59      $    16.02
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.36            0.36            0.11            0.19            0.10

   Net realized and unrealized gains (losses) ........         2.70            5.28            3.38            3.53            4.73
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.06            5.64            3.49            3.72            4.83
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.44)          (0.38)          (0.22)          (0.34)          (0.26)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.15)          (1.61)          (1.56)          (0.34)          (0.26)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.84      $    29.93      $    25.90      $    23.97      $    20.59
                                                         ===========================================================================

Total return c .......................................        10.24%          22.17%          14.56%          18.17%          30.29%

RATIOS TO AVERAGE NET ASSETS

Expenses d ...........................................         2.01% f         2.05% f         2.07% f         2.07% f         2.11%

Expenses - excluding dividend expense on securities
   sold short ........................................         2.01% f         2.02% f         2.04% f         2.06% f         2.08%

Net investment income ................................         1.09%           1.28%           0.42%           0.87%           0.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $3,075,593      $2,242,348      $1,435,702      $  968,934      $  725,489
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS R                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.93      $    25.88      $    23.94      $    20.57      $    16.01
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.51            0.50            0.22            0.29            0.17
   Net realized and unrealized gains (losses) ........         2.72            5.29            3.40            3.54            4.76
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.23            5.79            3.62            3.83            4.93
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.60)          (0.51)          (0.34)          (0.46)          (0.37)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.31)          (1.74)          (1.68)          (0.46)          (0.37)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.85      $    29.93      $    25.88      $    23.94      $    20.57
                                                         ===========================================================================

Total return c .......................................        10.76%          22.78%          15.13%          18.84%          30.87%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.51% f         1.55% f         1.57% f         1.57% f         1.61%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.51% f         1.52% f         1.54% f         1.56% f         1.58%
Net investment income ................................         1.59%           1.78%           0.92%           1.37%           1.05%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  275,002      $  175,790      $   99,501      $   46,690      $   19,546
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    30.45      $    26.28      $    24.26      $    20.81      $    16.16
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.69            0.67            0.37            0.41            0.28
   Net realized and unrealized gains (losses) ........         2.76            5.36            3.43            3.58            4.80
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.45            6.03            3.80            3.99            5.08
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.74)          (0.63)          (0.44)          (0.54)          (0.43)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.45)          (1.86)          (1.78)          (0.54)          (0.43)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d            -- d            -- d            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    32.45      $    30.45      $    26.28      $    24.26      $    20.81
                                                         ===========================================================================

Total return .........................................        11.32%          23.43%          15.70%          19.39%          31.55%

RATIOS TO AVERAGE NET ASSETS
Expenses c ...........................................         1.01% e         1.05% e         1.07% e         1.07% e         1.11%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.01% e         1.02% e         1.04% e         1.06% e         1.08%
Net investment income ................................         2.09%           2.28%           1.42%           1.87%           1.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $4,720,388      $3,923,802      $3,033,756      $2,578,585      $2,168,161
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.19    $    20.99    $  19.50    $  16.59    $  12.83
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.36          0.56        0.34        0.31        0.26
   Net realized and unrealized gains (losses) ...................         3.70          4.98        3.07        3.16        3.88
                                                                    --------------------------------------------------------------
Total from investment operations ................................         4.06          5.54        3.41        3.47        4.14
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.60)        (0.59)      (0.49)      (0.54)      (0.38)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.39)        (2.34)      (1.92)      (0.56)      (0.38)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.86    $    24.19    $  20.99    $  19.50    $  16.59
                                                                    ==============================================================

Total return c ..................................................        16.86%        26.96%      17.56%      21.23%      32.34%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         1.34% f       1.34% f     1.38% f     1.42% f     1.43%
Expenses - excluding dividend expense on securities sold short ..         1.34% f       1.33% f     1.37% f     1.42% f     1.43%
Net investment income ...........................................         1.35%         2.35%       1.66%       1.75%       1.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $1,333,176    $  964,717    $707,995    $545,120    $417,630
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
CLASS B                                                                  2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    23.65    $    20.58    $  19.14    $  16.31    $  12.64
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.18          0.38        0.21        0.19        0.16
   Net realized and unrealized gains (losses) ...................         3.60          4.87        3.01        3.10        3.81
                                                                    --------------------------------------------------------------
Total from investment operations ................................         3.78          5.25        3.22        3.29        3.97
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.40)        (0.43)      (0.35)      (0.44)      (0.30)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.19)        (2.18)      (1.78)      (0.46)      (0.30)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.24    $    23.65    $  20.58    $  19.14    $  16.31
                                                                    ==============================================================

Total return c ..................................................        16.05%        26.01%      16.87%      20.41%      31.45%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         2.04% f       2.05% f     2.05% f     2.07% f     2.08%
Expenses - excluding dividend expense on securities sold short ..         2.04% f       2.04% f     2.04% f     2.07% f     2.08%
Net investment income ...........................................         0.65%         1.64%       0.99%       1.10%       1.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $   65,317    $   63,219    $ 55,303    $ 50,216    $ 38,526
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.

                                                                    --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
CLASS C                                                             --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.17    $    20.98    $  19.50    $  16.60    $  12.85
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.17          0.38        0.21        0.20        0.17
   Net realized and unrealized gains (losses) ...................         3.69          4.99        3.05        3.15        3.87
                                                                    --------------------------------------------------------------
Total from investment operations ................................         3.86          5.37        3.26        3.35        4.04
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.42)        (0.43)      (0.35)      (0.43)      (0.29)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.21)        (2.18)      (1.78)      (0.45)      (0.29)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.82    $    24.17    $  20.98    $  19.50    $  16.60
                                                                    ==============================================================

Total return c ..................................................        16.03%        26.10%      16.78%      20.43%      31.49%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         2.04% f       2.05% f     2.05% f     2.07% f     2.08%
Expenses - excluding dividend expense on securities sold short ..         2.04% f       2.04% f     2.04% f     2.07% f     2.08%
Net investment income ...........................................         0.65%         1.64%       0.99%       1.10%       1.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  384,861    $  303,259    $242,894    $205,197    $166,758
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.




                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
CLASS Z
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.59    $    21.30    $  19.75    $  16.79    $  12.97
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.46          0.62        0.42        0.37        0.32
   Net realized and unrealized gains (losses) ...................         3.74          5.08        3.11        3.21        3.93
                                                                    --------------------------------------------------------------
Total from investment operations ................................         4.20          5.70        3.53        3.58        4.25
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.68)        (0.66)      (0.55)      (0.60)      (0.43)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.47)        (2.41)      (1.98)      (0.62)      (0.43)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- d          -- d        -- d        -- d        -- d
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    26.32    $    24.59    $  21.30    $  19.75    $  16.79
                                                                    ==============================================================

Total return ....................................................        17.15%        27.30%      18.03%      21.58%      32.84%

RATIOS TO AVERAGE NET ASSETS
Expenses c ......................................................         1.04% e       1.05% e     1.05% e     1.07% e     1.08%
Expenses - excluding dividend expense on securities sold short ..         1.04% e       1.04% e     1.04% e     1.07% e     1.08%
Net investment income ...........................................         1.65%         2.64%       1.99%       2.10%       2.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $1,250,521    $1,034,000    $788,228    $650,547    $498,667
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01.

e Benefit of expense reduction rounds to less than 0.01%.

                                                                      -------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
CLASS A                                                                   2007         2006         2005         2004        2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.60     $  21.61     $  20.47     $  20.08     $  15.95
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.44         0.33         0.37         0.27         0.16
   Net realized and unrealized gains (losses) .....................      (2.40)        3.76         2.41         2.70         4.58
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (1.96)        4.09         2.78         2.97         4.74
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.54)       (0.51)       (0.43)       (0.25)       (0.18)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.94)       (3.10)       (1.64)       (2.58)       (0.61)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.70     $  22.60     $  21.61     $  20.47     $  20.08
                                                                      =============================================================

Total return c ....................................................      (8.99)%      19.35%       13.82%       15.17%       29.79%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       1.40% f      1.39% f      1.42% f      1.44% f      1.48%
Expenses - excluding dividend expense on securities sold short ....       1.40% f      1.39% f      1.41% f      1.43% f      1.46%
Net investment income .............................................       1.96%        1.40%        1.80%        1.31%        0.93%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $441,180     $557,768     $359,058     $296,778     $264,411
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                                      -------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
CLASS B                                                                   2007         2006         2005         2004         2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.08     $  21.17     $  20.09     $  19.76     $  15.73
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.27         0.16         0.23         0.14         0.05
   Net realized and unrealized gains (losses) .....................      (2.33)        3.68         2.34         2.64         4.49
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (2.06)        3.84         2.57         2.78         4.54
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.36)       (0.34)       (0.28)       (0.12)       (0.08)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.76)       (2.93)       (1.49)       (2.45)       (0.51)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.26     $  22.08     $  21.17     $  20.09     $  19.76
                                                                      =============================================================

Total return c ....................................................      (9.58)%      18.51%       13.03%       14.51%       28.88%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       2.11% f      2.08% f      2.12% f      2.10% f      2.12%
Expenses - excluding dividend expense on securities sold short ....       2.11% f      2.08% f      2.11% f      2.09% f      2.10%
Net investment income .............................................       1.25%        0.71%        1.10%        0.65%        0.29%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $ 30,756     $ 46,085     $ 42,526     $ 42,614     $ 34,219
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                                      -------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                                   2007         2006         2005         2004         2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.46     $  21.51     $  20.39     $  20.02     $  15.92
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.28         0.16         0.23         0.13         0.05
   Net realized and unrealized gains (losses) .....................      (2.37)        3.73         2.38         2.68         4.55
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (2.09)        3.89         2.61         2.81         4.60
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.38)       (0.35)       (0.28)       (0.11)       (0.07)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.78)       (2.94)       (1.49)       (2.44)       (0.50)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.59     $  22.46     $  21.51     $  20.39     $  20.02
                                                                      =============================================================

Total return c ....................................................      (9.60)%      18.52%       13.06%       14.46%       28.87%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       2.11% f      2.08% f      2.12% f      2.10% f      2.13%
Expenses - excluding dividend expense on securities sold short ....       2.11% f      2.08% f      2.11% f      2.09% f      2.11%
Net investment income .............................................       1.25%        0.71%        1.10%        0.65%        0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $183,684     $225,305     $169,000     $155,698     $141,233
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                                     -------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
CLASS Z                                                                  2007         2006         2005         2004         2003
                                                                     -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................   $  22.59     $  21.59     $  20.45     $  20.06     $  15.92
                                                                     -------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................................       0.51         0.40         0.44         0.34         0.23
   Net realized and unrealized gains (losses) ....................      (2.41)        3.76         2.40         2.70         4.58
                                                                     -------------------------------------------------------------
Total from investment operations .................................      (1.90)        4.16         2.84         3.04         4.81
                                                                     -------------------------------------------------------------
Less distributions from:
   Net investment income .........................................      (0.61)       (0.57)       (0.49)       (0.32)       (0.24)
   Net realized gains ............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                     -------------------------------------------------------------
Total distributions ..............................................      (2.01)       (3.16)       (1.70)       (2.65)       (0.67)
                                                                     -------------------------------------------------------------
Redemption fees ..................................................         -- d         -- d         -- d         -- d         --
                                                                     -------------------------------------------------------------
Net asset value, end of year .....................................   $  18.68     $  22.59     $  21.59     $  20.45     $  20.06
                                                                     =============================================================

Total return .....................................................      (8.71)%      19.73%       14.14%       15.62%       30.23%

RATIOS TO AVERAGE NET ASSETS
Expenses c .......................................................       1.11% e      1.08% e      1.12% e      1.10% e      1.13%
Expenses - excluding dividend expense on securities sold short ...       1.11% e      1.08% e      1.11% e      1.09% e      1.11%
Net investment income ............................................       2.25%        1.71%        2.10%        1.65%        1.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $164,890     $213,874     $174,864     $166,175     $151,918
Portfolio turnover rate ..........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS A                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.75    $    19.71    $    19.41    $    17.81    $     13.91
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.52          0.31          0.34          0.31           0.15
   Net realized and unrealized gains (losses) .............         1.38          3.36          1.75          2.55           4.01
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.90          3.67          2.09          2.86           4.16
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.64)        (0.33)        (0.35)        (0.33)         (0.26)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.95)        (1.63)        (1.79)        (1.26)         (0.26)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.70    $    21.75    $    19.71    $    19.41    $     17.81
                                                              ====================================================================

Total return c ............................................         8.73%        18.94%        10.85%        16.27%         29.98%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.14% f       1.15% f       1.20% f       1.17% f        1.20%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.13% f       1.13% f       1.16% f       1.16% f        1.17%
Net investment income .....................................         2.24%         1.45%         1.69%         1.66%          0.99%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $1,290,899    $  993,364    $  794,789    $  692,523    $   625,088
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS B                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.32    $    19.34    $    19.08    $    17.54    $     13.72
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.36          0.16          0.20          0.19           0.05
   Net realized and unrealized gains (losses) .............         1.34          3.31          1.72          2.50           3.94
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.70          3.47          1.92          2.69           3.99
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.47)        (0.19)        (0.22)        (0.22)         (0.17)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.78)        (1.49)        (1.66)        (1.15)         (0.17)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.24    $    21.32    $    19.34    $    19.08    $     17.54
                                                              ====================================================================

Total return c ............................................         8.04%        18.16%        10.12%        15.46%         29.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.80% f       1.82% f       1.85% f       1.82% f        1.85%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.79% f       1.80% f       1.81% f       1.81% f        1.82%
Net investment income .....................................         1.58%         0.78%         1.04%         1.01%          0.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $   70,266    $   74,470    $   69,847    $   67,714    $    53,760
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS C                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.58    $    19.58    $    19.30    $    17.72    $     13.85
                                                              --------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ................................         0.36          0.16          0.20          0.19           0.05

   Net realized and unrealized gains (losses) .............         1.36          3.34          1.74          2.52           3.98
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.72          3.50          1.94          2.71           4.03
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.49)        (0.20)        (0.22)        (0.20)         (0.16)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.80)        (1.50)        (1.66)        (1.13)         (0.16)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.50    $    21.58    $    19.58    $    19.30    $     17.72
                                                              ====================================================================

Total return c ............................................         8.02%        18.16%        10.08%        15.52%         29.16%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.80% f       1.83% f       1.85% f       1.82% f        1.85%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.79% f       1.81% f       1.81% f       1.81% f        1.82%
Net investment income .....................................         1.58%         0.77%         1.04%         1.01%          0.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $  504,802    $  420,806    $  336,786    $  311,071    $   285,668
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.88    $    19.81    $    19.49    $    17.88    $     13.95
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.61          0.38          0.41          0.37           0.20
   Net realized and unrealized gains (losses) .............         1.37          3.39          1.77          2.56           4.04
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.98          3.77          2.18          2.93           4.24
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.71)        (0.40)        (0.42)        (0.39)         (0.31)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (2.02)        (1.70)        (1.86)        (1.32)         (0.31)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- d          -- d          -- d          -- d           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.84    $    21.88    $    19.81    $    19.49    $     17.88
                                                              ====================================================================

Total return ..............................................         9.12%        19.29%        11.26%        16.64%         30.50%

RATIOS TO AVERAGE NET ASSETS
Expenses c ................................................         0.80% e       0.83% e       0.85% e       0.82% e        0.85%
Expenses - excluding dividends expense on securities
   sold short .............................................         0.79% e       0.81% e       0.81% e       0.81% e        0.82%
Net investment income .....................................         2.58%         1.77%         2.04%         2.01%          1.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $4,421,592    $4,200,899    $3,646,593    $3,419,744    $ 3,102,506
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS A                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     25.90    $     23.82    $     22.94    $    20.90    $    16.78
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.61           0.32           0.39          0.27          0.17
   Net realized and unrealized gains (losses) ...........           0.17           3.88           1.91          2.51          4.21
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.78           4.20           2.30          2.78          4.38
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.67)         (0.45)         (0.22)        (0.32)        (0.26)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.54)         (2.12)         (1.42)        (0.74)        (0.26)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.14    $     25.90    $     23.82    $    22.94    $    20.90
                                                             ======================================================================

Total return c ..........................................           2.97%         17.98%          9.98%        13.50%        26.18%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.07% f        1.18% f        1.16% f       1.16% f       1.19%
Expenses - excluding dividend expense
   on securities sold short .............................           1.06% f        1.10% f        1.11% f       1.15% f       1.16%
Net investment income ...................................           2.25%          1.29%          1.64%         1.27%         0.93%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $ 8,469,264    $ 6,761,779    $ 4,211,238    $2,940,029    $2,257,336
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS B                                                             2007           2006          2005         2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $     25.35    $     23.35    $     22.50    $    20.54    $    16.53
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.41           0.16           0.23          0.13          0.04
   Net realized and unrealized gains (losses) ...........           0.18           3.78           1.88          2.44          4.14
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.59           3.94           2.11          2.57          4.18
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.47)         (0.27)         (0.06)        (0.19)        (0.17)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.34)         (1.94)         (1.26)        (0.61)        (0.17)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     24.60    $     25.35    $     23.35    $    22.50    $    20.54
                                                             ======================================================================

Total return c ..........................................           2.25%         17.21%          9.31%        12.70%        25.41%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.75% f        1.84% f        1.81% f       1.81% f       1.84%
Expenses - excluding dividend expense on securities
   sold short ...........................................           1.74% f        1.76% f        1.76% f       1.80% f       1.81%
Net investment income                                               1.57%          0.63%          0.99%         0.62%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $   586,289    $   659,186    $   612,007    $  588,401    $  444,671
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.





                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS C                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     25.63    $     23.48    $     22.76    $    20.75    $    16.68
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.42           0.16           0.23          0.13          0.05
   Net realized and unrealized gains (losses) ...........           0.17           3.82           1.89          2.49          4.17
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.59           3.98           2.12          2.62          4.22
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.49)         (0.16)         (0.20)        (0.19)        (0.15)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.36)         (1.83)         (1.40)        (0.61)        (0.15)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     24.86    $     25.63    $     23.48    $    22.76        $20.75
                                                             ======================================================================

Total return c ..........................................           2.30%         17.18%          9.27%        12.77%        25.37%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.75% f        1.84% f        1.81%  f      1.81%  f      1.84%
Expenses - excluding dividend expense
on securities sold short ................................           1.74% f        1.76% f        1.76%  f      1.80%  f      1.81%
Net investment income ...................................           1.57%          0.63%          0.99%         0.62%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $ 2,617,083    $ 2,387,517    $ 1,834,009    $1,551,111    $1,272,590
Portfolio turnover rate .................................          40.57%         33.40%        21 .57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS R                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $     25.77    $     23.72    $     22.85    $    20.83    $    16.75
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.55           0.28           0.35          0.24          0.13
   Net realized and unrealized gains (losses) ...........           0.18           3.86           1.91          2.50          4.21
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.73           4.14           2.26          2.74          4.34
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.63)         (0.42)         (0.19)        (0.30)        (0.26)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.50)         (2.09)         (1.39)        (0.72)        (0.26)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.00    $     25.77    $     23.72    $    22.85    $    20.83
                                                             ======================================================================

Total return c ..........................................           2.77%         17.73%          9.88%        13.32%        26.02%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.25% f        1.34% f        1.31% f       1.31% f       1.34%
Expenses - excluding dividend expense on securities
   sold short ...........................................           1.24% f        1.26% f        1.26% f       1.30% f       1.31%
Net investment income ...................................           2.07%          1.13%          1.49%         1.12%         0.78%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $   297,777    $   188,646    $   109,305    $   74,763    $   46,933
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS Z                                                             2007           2006          2005         2004         2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     26.08    $     23.95    $     23.05    $    20.99    $    16.84
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.70           0.42           0.47          0.35          0.24
   Net realized and unrealized gains (losses) ...........           0.17           3.90           1.92          2.52          4.23
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.87           4.32           2.39          2.87          4.47
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.75)         (0.52)         (0.29)        (0.39)        (0.32)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.62)         (2.19)         (1.49)        (0.81)        (0.32)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- d           -- d           -- d          -- d          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.33    $     26.08    $     23.95    $    23.05    $    20.99
                                                             ======================================================================

Total return ............................................           3.30%         18.37%         10.39%        13.89%        26.62%

RATIOS TO AVERAGE NET ASSETS
Expenses c ..............................................           0.75% e        0.84% e        0.81% e       0.81% e       0.84%
Expenses - excluding dividend expense
on securities sold short ................................           0.74% e        0.76% e        0.76% e       0.80% e       0.81%
Net investment income ...................................           2.57%          1.63%          1.99%         1.62%         1.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $13,262,561    $11,577,506    $ 8,951,080    $7,240,641    $5,782,145
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01.

e Benefit of expense reduction rounds to less than 0.01%.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

     CLASS A         CLASS C        CLASS R           CLASS Z
     ----------------------------------------------------------------
     o  Initial      o  No          o  No initial     o  See
        sales           initial        sales charge      "Qualified
        charge of       sales                            Investors
        5.75% or        charge                           -Class Z"
        less                                             below.

     o  Deferred     o  Deferred    o  Deferred
        sales           sales          sales charge
        charge of       charge of      is not
        1% on           1% on          applicable
        purchases       shares you
        of $1           sell
        million or      within 12
        more sold       months
        within 18
        months

     o  Lower        o  Higher      o  Higher
        annual          annual         annual
        expenses        expenses       expenses than
        than Class      than Class     Class A due
        C or R due      A due to       to higher
        to lower        higher         distribution
        distribution    distribution   fees (lower
        fees            fees           than Class C)



[Begin callout]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

Class A, B, C & R

SALES CHARGES - Class A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


Quantity discounts. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."
From May 1, 2008 to September 30, 2008, the cumulative quantity discount and letter of intent policies are as follows:


1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;
o     Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares; or
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); that are

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.


Effective October 1, 2008, the cumulative quantity discount and letter of intent policies are as follows:

1. Cumulative Quantity Discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton Fund shares registered to (or held by a financial intermediary for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
o     You jointly with one or more Family Members;
o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;
o A 529 college savings plan over which you or a Family Member has investment discretion and control;
o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
o     A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton Funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton Funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.


Sales charge waivers. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge
(CDSC) - Class A, B & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B


if you sell your shares         this % is deducted
within this many years after    from your proceeds
buying them                     as a CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MUTUAL SHARES FUND AND MUTUAL DISCOVERY FUND
SALES CHARGES - Class R

With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see "Exchanging Shares").


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - CLASS Z

The following investors may qualify to buy Class Z shares of the Funds.

o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names

The investors listed above may buy Class Z shares subject to the following minimum investment requirements:

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        Initial
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------

The following investors or investments also may qualify to buy Class Z shares of the Fund:


o Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).


o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested within 90 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 90 day requirement does not apply. No initial minimum investment.

o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Class Z shares on May 1, 2007.


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.


o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant's firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of FRI approves the investment.


BUYING SHARES


MINIMUM INVESTMENTS - CLASS A, C & R
-----------------------------------------------------
                                        Initial
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account    no minimum
programs
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
----------------------------------------------------------------------
                      OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------


Through your          Contact your            Contact your investment
investment            investment              representative
representative        representative
----------------------------------------------------------------------
                      If you have another     Before requesting a
                      Franklin Templeton      telephone or online
By Phone/Online       fund account with your  purchase into an
                      bank account            existing account,
(Up to $100,000 per   information on file,    please make sure we
shareholder per day)  you may open a new      have your bank account
                      account by phone. At    information on file. If
1-800/448-FUND* or    this time, a new        we do not have this
1-800/632-2301        account may not be      information, you will
                      opened online.          need to send written
franklintempleton.com                        instructions with your
                      To make a same day      bank's name and address
Note: (1) certain     investment, your phone  and a voided check or
account types are     order must be received  savings account deposit
not available for     and accepted by us by   slip. If the bank and
online account        1:00 p.m. Pacific time  Fund accounts do not
access and (2) the    or the close of the     have at least one
amount may be         New York Stock          common owner, your
higher for members    Exchange, whichever is  written request must be
of Franklin           earlier.                signed by all fund and
Templeton VIP                                 bank account owners,
ServicesTM.  Please                           and each individual
see "Franklin                                 must have his or her
Templeton VIP                                 signature guaranteed.
ServicesTM" under
"Investor Services"                           To make a same day
for more                                      investment, your phone
information                                   or online order must be
regarding                                     received and accepted
eligibility.                                  by us by 1:00 p.m.
                                              Pacific time or the
*For Class Z only.                            close of the New York
                                              Stock Exchange,
                                              whichever is earlier.

----------------------------------------------------------------------
                      Make your check         Make your check payable
                      payable to the Fund.    to the Fund. Include
By Mail                                      your account number on
                      Mail the check and      the check.
                      your signed
                      application to          Fill out the deposit
                      Investor Services.      slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the Fund
                                              name, and your account
                                              number.

                                              Mail the check and
                                              deposit slip or note to
                                              Investor Services.
----------------------------------------------------------------------
                      Call to receive a wire  Call to receive a wire
                      control number and      control number and wire
By Wire               wire instructions.      instructions.

1-800/632-2301        Wire the funds and      To make a same day wire
(or 1-650/312-2000    mail your signed        investment, the wired
collect)              application to          funds must be received
                      Investor Services.      and accepted by us by
                      Please include the      1:00 p.m. Pacific time
                      wire control number or  or the close of the New
                      your new account        York Stock Exchange,
                      number on the           whichever is earlier.
                      application.

                      To make a same day
                      wire investment, the
                      wired funds must be
                      received and accepted
                      by us by 1:00 p.m.
                      Pacific time or the
                      close of the New York
                      Stock Exchange,
                      whichever is earlier.
----------------------------------------------------------------------
                      Call Shareholder        Call Shareholder
                      Services at             Services at
By Exchange           1-800/632-2301, or      1-800/632-2301, or send
                      send signed written     signed written
franklintempleton.com instructions.  You      instructions. You also
                      also may place an       may place an online
                      online exchange order.  exchange order.
                      The automated
                      telephone system        (Please see "Exchanging
                      cannot be used to open  Shares" for more
                      a new account.          information on
                                             exchanges.)
                      (Please see
                      "Exchanging Shares"
                      for more information
                      on exchanges.)
----------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Class Z shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Class Z or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES(TM)

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.
Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP Services(TM).
Please see "Franklin Templeton VIP ServicesTM"   above for more information
regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------


Through your          Contact your investment representative
investment
representative
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
By Mail               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
By Phone/Online       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of Franklin
                      Templeton VIP ServicesTM.  Please see
                      "Franklin Templeton VIP ServicesTM
                      above for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account, or a
                      pre-authorized secondary address.
                      Written instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
By Electronic Funds   bank account. See the policies at left
Transfer (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by all fund and
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
By Exchange           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES
EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

CLASS Z

You can exchange shares within Class Z, or for Advisor Class shares of another Franklin Templeton fund if you otherwise qualify to buy that fund's Advisor Class. You also may exchange your Class Z shares for Class A shares of other Franklin Templeton funds without any sales charges.*

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).


Market timing generally. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding your trading activity in these Funds or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of a Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

Market timing through financial intermediaries. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since each Fund may invest in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since each Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (see "Fair Valuation - Individual Securities").

The Funds are currently using several methods to reduce the risks associated with market timing. These methods include:

      o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
      o imposing a redemption fee for short-term trading;
      o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;
      o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

Redemption fee assessment. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Redemptions through financial intermediaries. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a Fund.

Waiver/Exceptions/Changes. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Limitations on collection. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Involuntary redemptions. Each Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:
10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). A Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES


Since each Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, and discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.



The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE


A Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which a Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o  Purchase  Fund shares by debiting a bank  account that may be owned by you;
   and
o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.

                             Class A      Class B   Class C  Class R
----------------------------------------------------------------------
Commission (%)               ---          ---       1.00(4)  ---
Investment under $50,000     5.00         ---       ---      ---
$50,000 but under $100,000   3.75         ---       ---      ---
$100,000 but under $250,000  2.80         ---       ---      ---
$250,000 but under $500,000  2.00         ---       ---      ---
$500,000 but under $1        1.60         ---       ---      ---
million
$1 million or more           up to        ---       ---      ---
                             1.00(1)
12b-1 fee to dealer          0.25(1,2)     0.25(3)  1.00(5)  0.50


No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Each Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer compensation. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

CLASS Z

Qualifying dealers who sell Class Z shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

Questions

If you have any questions about the Funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040    access)
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)


2278                Investment Company Act file #811-5387            MS P 05/08





























































































FRANKLIN MUTUAL SERIES FUNDS


MUTUAL BEACON FUND - CLASS A, B, C & Z
MUTUAL FINANCIAL SERVICES FUND - CLASS A, B, C & Z
MUTUAL QUALIFIED FUND - CLASS A, B, C & Z
MUTUAL SHARES FUND - CLASS A, B, C, R & Z
MUTUAL DISCOVERY FUND - CLASS A, B, C, R & Z
MUTUAL EUROPEAN FUND - CLASS A, B, C & Z



STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2008


[Insert Franklin Templeton Investments logo]

P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2008, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                    2
Officers and Trustees                          23
Fair Valuation and Liquidity                   29
Proxy Voting Policies and Procedures           29
Management and Other Services                  31
Portfolio Transactions                         35
Distributions and Taxes                        37
Organization, Voting Rights
 and Principal Holders                         44
Buying and Selling Shares                      45
The Underwriter                                52
Performance                                    54
Miscellaneous Information                      56


-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o     ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------


                                                       MS SAI 05/08


GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Other than Mutual Discovery Fund, each Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery Fund's investment goal is capital appreciation.

The Funds' fundamental investment restrictions are as follows:

The Funds will not:


1. Borrow money, except to the extent permitted by the Investment Company
Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6. Purchase or sell commodities or commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool). Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction.

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% and 10% limitations.

8. Other than Mutual Financial Services Fund, invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

Mutual Financial Services Fund will not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services industry.(1)

1. Although not part of the Fund's fundamental investment restriction, for illustrated purposes, such industries currently include, but are not limited to, banking, savings and loans, credit cards, securities brokerage, sub-prime lending, investment management and insurance.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in this SAI (and Prospectus) descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's level of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primarily"         66% to 80%
      "predominant"       80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Funds' prospectus or elsewhere in this SAI.

The value of your shares in a Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.


The Funds invest primarily in equity securities, including securities convertible into, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible into debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve the right to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.


The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Mutual Shares, Discovery and European Funds have identical basic fundamental investment restrictions, and Beacon, Financial Services, Qualified, Mutual Shares, and European Funds have identical investment goals, the manager seeks to retain certain historical differences among the Funds.


The Funds may invest in securities of companies of any size. However, as a general rule, Mutual Shares Fund currently invests the equity portion of its portfolio predominantly (up to 100%) in companies with market capitalizations greater than $5 billion, with a small portion in smaller companies. Beacon, European, and Qualified Funds currently invest the equity portion of their portfolios predominantly (up to 100%) in mid- and large cap companies, with the remaining portion on smaller companies. Discovery Fund currently invests the equity portion of its portfolio primarily (up to 80%) in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies. For these purposes, mid- and large cap companies are considered to be those with market capitalization values (share price times the number of shares of common stock outstanding) greater than $1.5 billion. Financial Services, on the other hand, tends to invest proportionately more of its assets in smaller size companies than the other Funds. Beacon and Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Qualified Fund may also invest a significant portion (up to, but less than, 50%) of its assets in foreign securities, and Discovery, Financial Services and European Funds may invest up to 100% of their assets in foreign securities. Discovery Fund may also invest up to 25% of its assets in securities of emerging market countries.


Generally, Financial Services and European Funds utilize the same investment philosophy as the other Funds, but Financial Services Fund invests predominantly in securities of financial services companies and European Fund invests predominantly in securities of European companies (as defined in the prospectus).

Qualified Fund originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified Fund will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified Fund operates generally in the same fashion as Beacon and Shares Funds. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size. Accordingly, a particular security may be owned by more than one Fund.


The Funds, except Financial Services Fund, may invest in any industry although no Fund will concentrate its investments in any industry. Financial Services Fund concentrates its investments in companies operating in the financial services industry.


The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, each Fund may purchase securities through private placements or in other private transactions.

The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as noted under "Fundamental Investment Policies" above, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, or exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer's common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the issuer issues stock to the holder of the convertible security. However, if the convertible security is redeemable and the market price of the convertible security is less than the conversion price, the issuer may pay out cash instead of stock.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.


The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal or interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating organizations with respect to the issuer's ability to pay interest and repay principal when due. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.


If the rating on an issue held in a Fund's portfolio is changed by the rating organization or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis than other factors in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies
(i) that are involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) ("Risk Arbitrage Securities"), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy ("Distressed Companies"), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of Distressed Companies when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as subject to moderate credit risk and are considered medium grade obligations. As such, they may possess certain speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Companies issuing lower rated, higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody's as speculative and are subject to high credit risk. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and C the two highest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security.

The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because it may take some time for changes in the creditworthiness of an issuer to be reflected in changes in credit ratings, the manager uses its best efforts to monitor the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market price of any debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities do not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality debt securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the Funds' board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities that are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their ownership and disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds, particularly European and Discovery Funds, may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.


Because each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. When deemed advantageous to the Funds, the manager may attempt, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described under "Hedging and income transactions." In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies that a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. The reference to diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.


There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS INVESTMENTS. Investments by the Discovery Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include among others,
(i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Funds, particularly Discovery Fund, may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a Hedging Transaction if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used at all. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized at all. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) availability of less data on which to make trading decisions than in the U.S.,
(iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


CURRENCY TRANSACTIONS. Each Fund generally engages in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of its portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.


A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between a Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, a Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent a Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Funds believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Funds' segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to a Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the parties negotiate all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission, and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract, or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SEGREGATION OF ASSETS. Many Hedging Transactions, in addition to other situations, require that the Funds segregate liquid assets by proper notation on their books or on the books of their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund's books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract that obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts that are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan that has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution that made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy (trade claims). Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness that represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company that has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase Trade Claims of Distressed Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim.

INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law that restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of other investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the U.S. government would support U.S. government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets a Fund's quality standards. A Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis.

Some of the CMOs in which the Funds may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

DISTRESSED MORTGAGE OBLIGATIONS. The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able to profitably dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of trustees has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.


SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment companies, including Financial Services Fund, to invest in companies engaged in securities-related activities ("securities issuers") only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriter, or investment advisory) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services Fund, also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities (i.e., a securities issuer), if the following conditions are met: (1) immediately after the acquisition of any securities issuer's equity and debt securities, the acquisition cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.). The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.


STANDBY COMMITMENT AGREEMENTS If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee equal to a percentage of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

A Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield and/or price that is considered advantageous.

The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit their investment in standby commitments so that the aggregate purchase price of the securities subject to the commitments with remaining terms exceeding seven days, together with the value of other portfolio securities deemed illiquid, will not exceed the Fund's limit on holding illiquid investments, taken at the time of acquisition of such commitment or security. The Fund will at all times segregate on its books cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

ARBITRAGE SECURITIES AND SECURITIES OF DISTRESSED COMPANIES The Funds also seek to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Funds may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Risk Arbitrage Securities or in Distressed Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Distressed Companies may include Indebtedness, Participations and Trade Claims, as further described under "Indebtedness, participations and trade claims."


SHORT SALES Each Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

Each Fund may engage in short sale transactions (other than short sales against the box) only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.


SYNTHETIC EQUITY SWAPS In addition to currency swaps, as described above under "Hedging and income transactions -- Currency transactions," each Fund may also invest in synthetic equity swaps, which are sometimes also referred to as "contracts for difference" or total return swaps. The discussion regarding currency swaps above, including the risks and how a Fund accounts for them, is generally applicable to synthetic equity swaps. However, in a synthetic equity swap transaction, one party agrees to pay the other party the total return earned or realized on a particular "notional amount" of value of an underlying equity security and any dividends declared with respect to that equity security. In return, the other party makes regular payments, typically at a floating rate based upon LIBOR, or alternatively at a fixed rate or some other variable interest rate, calculated on the notional amount. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.

Like currency swaps, a Fund will generally enter into a synthetic equity swap agreement on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis. To limit potential leveraging of a Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, a Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian.

The Funds will generally use synthetic equity swaps to increase a Fund's liquidity, or to invest in a particular stock or bond in a more efficient or less expensive way.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.


Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o     Bloomberg, Capital Access, CDA (Thomson Financial), FactSet,
      Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK:
      Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
      FIRM: Ernst & Young, LLP; OUTSIDE FUND LEGAL COUNSEL:
      Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; and/or Wolf Block LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and RiskMetrics Group; BROKERAGE ANALYTICAL
      SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.

The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


-------------------------------------------------------------------
OFFICERS AND TRUSTEES

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                        NUMBER
                                        OF
                                        PORTFOLIOS
                                        IN FUND
                                        COMPLEX
NAME, YEAR                 LENGTH       OVERSEEN        OTHER
OF BIRTH AND               OF TIME      BY BOARD    DIRECTORSHIPS
ADDRESS       POSITION     SERVED       MEMBER*         HELD
-----------------------------------------------------------------
Edward I.     Trustee      Since        7               None
Altman,                    1987
Ph.D. (1941)
c/o Franklin
Mutual
Advisers, LLC
101 John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------
Ann Torre     Trustee      Since        27      SLM Corporation
Bates (1958)               1994                 (Sallie Mae) and
c/o Franklin                                    Allied Capital
Mutual                                          Corporation
Advisers, LLC                                   (financial
101 John F.                                     services).
Kennedy
Parkway
Short Hills,
NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
-----------------------------------------------------------------
Burton J.     Trustee      Since        14      Franklin
Greenwald                  2002                 Templeton
(1929)                                          Emerging Markets
c/o Franklin                                    Debt
Mutual                                          Opportunities
Advisers, LLC                                   Fund PLC and
101 John F.                                     Fiduciary
Kennedy                                         International
Parkway                                         Ireland Limited.
Short Hills,
NJ
07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director,  B.J.  Greenwald  Associates  (management  consultants to the
financial  services   industry);   and  FORMERLY,   Chairman,   Fiduciary  Trust
International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.
-----------------------------------------------------------------
Bruce A.      Trustee      Since        7               None
MacPherson                 1974
(1930)
c/o Franklin
Mutual
Advisers, LLC
101
John F.
Kennedy
Parkway
Short Hills,
NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA
(representative for electrical manufacturers).
-----------------------------------------------------------------
Charles       Trustee      Since        14              None
Rubens II                  1998
(1930)
c/o Franklin
Mutual
Advisers, LLC
101 John F.
Kennedy
Parkway
Short
Hills,
NJ
07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------
Robert E.     Trustee and  Trustee   35        El Oro and
Wade (1946)   Chairman of  since               Exploration Co.,
c/o Franklin  the Board    1991 and            p.l.c.
Mutual                     Chairman            (investments)
Advisers, LLC              of the              and ARC Wireless
101 John F.                Board               Solutions, Inc.
Kennedy                    since               (wireless
Parkway                    2005                components and
Short Hills,                                   network
NJ 07078-2789                                  products).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                        NUMBER
                                        OF
                                        PORTFOLIOS
                                        IN FUND
                                        COMPLEX
NAME, YEAR                 LENGTH       OVERSEEN        OTHER
OF BIRTH AND               OF TIME      BY BOARD    DIRECTORSHIPS
ADDRESS       POSITION     SERVED       MEMBER*         HELD
-----------------------------------------------------------------
**Gregory E.  Trustee      Since        94              None
Johnson                    2007
(1961)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Peter A.    Trustee,     Trustee       7              None
Langerman     President    since 2007
(1955)        and Chief    and
101 John F.   Executive    President
Kennedy       Officer -    and Chief
Parkway       Investment   Executive
Short Hills,  Management   Officer -
NJ 07078-2702              Investment
                           Management
                           since 2005


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
----------------------------------------------------------------
Philippe      Vice         Since     Not                Not
Brugere-      President    2005      Applicable         Applicable
Trelat
(1949)
101 John F.
Kennedy Parkway,
Short Hills,
NJ
07078-2789


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Chief      Not               Not
Davis         Compliance   Compliance Applicable        Applicable
(1952)        Officer and  Officer
One Franklin  Vice         since
Parkway       President -  2004 and
San Mateo,    AML          Vice
CA 94403-1906 Compliance   President
                           - AML
                           Compliance
                           since
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Michael J.    Senior Vice  Since     Not                Not
Embler        President    2005      Applicable         Applicable
(1964)        and Chief
101 John F.   Investment
Kennedy       Officer
Parkway
Short Hills,
NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------
Laura         Chief        Since     Not                Not
Fergerson     Financial    February  Applicable         Applicable
(1962)        Officer and  2008
One Franklin  Chief
Parkway       Accounting
San Mateo,    Officer
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Vice          Since     Not               Not
Gambill       President     February  Applicable        Applicable
(1947)                      2008
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                Not
Goss (1947)   President    2000      Applicable         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Steven J.     Secretary    Since     Not                Not
Gray (1955)                2005      Applicable         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; Secretary, Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC and Franklin Templeton
Distributors, Inc.; and officer of 41 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Gregory R.    Treasurer    Since     Not                Not
Seward                     2005      Applicable         Applicable
(1956)
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------
Craig S.      Vice         Since     Not                Not
Tyle          President    2005      Applicable         Applicable
(1960)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Senior Vice  Since     Not                Not
Vetter (1951) President    February  Applicable         Applicable
500 East      and Chief    2008
Broward       Executive
Blvd.         Officer -
Suite 2100    Finance and
Fort          Administra-tion
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of each Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is each Fund's investment manager.

Note 1: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

The Trust pays independent board members $78,750 per year as an annual retainer (except that the Chairman of the Board receives $148,750 per year), plus $5,000 for each regular board meeting attended, and $2,000 for any special board meeting attended. Board members who serve on the Audit Committee of the Trust receive $3,000 per Committee meeting. The chair of the Audit Committee is paid an annual retainer of $13,125. Other committee members receive $2,000 for each meeting attended, which includes meetings of independent trustees held in consideration of approval of advisory agreements other than those held during regular board meeting occasions. Where meetings are held jointly with the board or committees of Franklin Mutual Recovery Fund, the payment of the above board and committee meeting attendance fees is allocated to each of the Mutual Series and Franklin Mutual Recovery Fund as follows: Mutual Series 87.5%, Franklin Mutual Recovery Fund 12.5%. In 1993, the board approved a retirement plan that generally provides payments to trustees who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. The plan does not cover board members whose terms of office began in 1996 or later. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

                                                           NUMBER OF
                                          TOTAL FEES       BOARDS IN
                          TOTAL FEES      RECEIVED FROM    FRANKLIN
                          RECEIVED        FRANKLIN         TEMPLETON
         NAME             FROM THE        TEMPLETON        INVESTMENTS ON
                          TRUST(1)        INVESTMENTS(2)   WHICH EACH
                            ($)              ($)           SERVES(3)
------------------------------------------------------------------------
Edward I. Altman(4)    125,181             140,000             2
Ann Torre Bates(4)     136,697             155,500            16
Burton J. Greenwald    113,585             211,667             4
Bruce A. MacPherson(4) 111,598             124,000             2
Charles Rubens II      108,098             205,667              4
Leonard Rubin(5)       3,646                6,945             N/A
Robert E. Wade(4)      195,652             474,517            18

1. For the fiscal year ended December 31, 2007.
2. For the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Edward I. Altman, Ann Torre Bates, Bruce MacPherson and Robert E. Wade are also independent board members of Franklin Mutual Recovery Fund and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for the Trust.
5. Deceased, January 25, 2007.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by the fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2007.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER IN
                                                    THE FRANKLIN
                        DOLLAR RANGE OF EQUITY      TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS      COMPLEX
----------------------------------------------------------------------
Edward I. Altman            Mutual Beacon           Over $100,000
                            $50,001 - $100,000

                            Mutual Discovery
                            Over $100,000

                            Mutual Qualified
                            Over $100,000

                            Mutual Shares
                            Over $100,000
----------------------------------------------------------------------
Ann Torre Bates             Mutual Beacon           Over $100,000
                            $50,001 - $100,000

                            Mutual Discovery
                            $50,001 - $100,000

                            Mutual European
                            $50,001 - $100,000

                       Mutual Financial Services
                            $10,001 - $50,000

                            Mutual Qualified
                            $10,001 - $50,000

                            Mutual Shares
                            Over $100,000
----------------------------------------------------------------------
Burton J. Greenwald        Mutual Discovery         Over $100,000
                           Over $100,000

                           Mutual Shares
                           Over $100,000
----------------------------------------------------------------------
Bruce A. MacPherson        Mutual Beacon           Over $100,000
                           Over $100,000

                           Mutual Discovery
                           Over $100,000
----------------------------------------------------------------------
Charles Rubens II          Mutual Beacon           Over $100,000
                           Over $100,000

                           Mutual Discovery
                           Over $100,000

                           Mutual European
                           Over $100,000

                           Mutual Financial Services
                           Over $100,000

                           Mutual Qualified
                           Over $100,000

                           Mutual Shares
                           Over $100,000

----------------------------------------------------------------------
Robert E. Wade             Mutual Beacon           Over $100,000
                           Over $100,000

                           Mutual Discovery
                           Over $100,000

                           Mutual European
                           Over $100,000

                        Mutual Financial Services
                           $50,001 - $100,000

                           Mutual Shares
                           Over $100,000
----------------------------------------------------------------------

INTERESTED BOARD MEMBERS

----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER IN
                                                    THE FRANKLIN
                        DOLLAR RANGE OF EQUITY      TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS      COMPLEX
----------------------------------------------------------------------
Gregory E. Johnson         Mutual Discovery         Over $100,000
                           Over $100,000

----------------------------------------------------------------------
Peter A. Langerman         Mutual Beacon            Over $100,000
                           Over $100,000

                           Mutual Discovery
                           Over $100,000

                           Mutual European
                           Over $100,000

                        Mutual Financial Services
                           Over $100,000

                           Mutual Qualified
                           Over $100,000

                           Mutual Shares
                           Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Trustees Compensation and Performance Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating primarily to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates (Chair) and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for independent board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald (Co-Chair), Bruce A. MacPherson (Chair), Charles Rubens II and Robert E. Wade. The Trustees Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for independent trustees, for evaluating board performance and for administering the provisions of the Trust's retirement plan which was terminated for new trustees in November 1996 but remains applicable to trustees elected prior thereto, subject to the vesting provisions of the plan. The Trustees Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Bates, Charles Rubens II (Chair) and Robert E. Wade.

In considering a candidate's qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for board membership as a independent trustee (1) that such candidate be independent from relationships with the Funds' manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at board meetings, believed necessary to his or her function as an effective board member, and (3) that such candidate have no continuing relationship as a trustee, officer or board member of any open-end or closed-end fund investment company other than those within the Franklin Templeton Investments fund complex.

When the board has or expects to have a vacancy, the Nominating and Corporate Governance Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating and Corporate Governance Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Funds' offices at 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a trustee, including as a disinterested trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.

The Nominating and Corporate Governance Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Corporate Governance Committee.

During the fiscal year ended December 31, 2007, the Audit Committee met eight times, the Nominating and Corporate Governance Committee met four times and the Trustees' Compensation and Performance Committee met twice.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to each Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------


The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Mutual Advisers, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.



Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.


MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Funds or their shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on a loan, the manager may determine that it is not in the best interests of the Funds to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Funds' ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their manager, sub-advisor and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager sub-advisor and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.


The Discovery and Qualified Funds' sub-advisor is Franklin Templeton Investment Management Limited (Investment Management), whose address is the Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT. Franklin Mutual entered into an agreement with Investment Management on behalf of Discovery Fund on May 19, 2005, and on behalf of Qualified Fund on March 1, 2005. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor recommends the optimal equity allocation and provides advice regarding the Funds' investments. The sub-advisor also determines which securities will be purchased, retained or sold and executes these transactions. Investment Management provides the portfolio management services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:


BEACON AND QUALIFIED FUNDS
o 0.60% of the value of net assets up to and including $5 billion
o 0.57% of the value of net assets over $5 billion up to and including $7 billion
o 0.55% of the value of net assets over $7 billion up to and including $10 billion
o  0.54% of the value of net assets over $10 billion


DISCOVERY FUND
o 0.80% of the value of net assets up to and including $4 billion
o 0.77% of the value of net assets over $4 billion up to and including $7 billion
o 0.75% of the value of net assets over $7 billion up to and including $10 billion
o 0.73% of the value of net assets over $10 billion up to and including $13 billion
o 0.71% of the value of net assets over $13 billion up to and including $16 billion
o  0.69% of the value of net assets over $16 billion


EUROPEAN AND FINANCIAL SERVICES FUNDS
o 0.80% of the value of net assets up to and including $1 billion
o 0.77% of the value of net assets over $1 billion up to and including $2 billion
o 0.75% of the value of net assets over 2 billion up to and including $5 billion
o  0.73% of the value of net assets over $5 billion


MUTUAL SHARES FUND
o 0.60% of the value of net assets up to and including $5 billion
o 0.57% of the value of net assets over $5 billion up to and including $10 billion
o 0.55% of the value of net assets over $10 billion up to and including $15 billion
o 0.53% of the value of net assets over $15 billion up to and including $20 billion
o 0.51% of the value of net assets over $20 billion up to and including $25 billion
o 0.49% of the value of net assets over $25 billion up to an including $30 billion
o 0.48% of the value of net assets over $30 billion up to and including $35 billion
o  0.47% of the value of net assets over $35 billion


The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                             MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2007         2006         2005
-------------------------------------------------------------
Beacon                  45,902,016   37,944,785   34,249,367
Financial Services       8,271,940    7,216,966    5,353,253
Qualified               37,130,347   31,230,253   27,629,949
Mutual Shares          136,431,266  102,797,842   79,196,080
Discovery              118,295,055   81,136,444   54,005,775
European                21,701,340   16,124,976   12,548,931

For the Discovery and Qualified Funds, the manager pays the sub-advisor a fee equal to a monthly rate of 60%. The manager pays this fee from the management fees it receives from the Funds. For the fiscal years ended December 31, 2007 and 2006, and the period March 1, 2005 to December 31, 2005, the Qualified Fund paid $22,278,208, $18,738,151 and $14,003,150, respectively. For the fiscal years ended December 31, 2007 and 2006, and for the period May 19, 2005 to December 31, 2005, the Discovery Fund paid $74,237,711, $48,681,866 and $21,341,560, respectively.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of December 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

----------------------------------------------------------------------
Name    Number     Assets     Number     Assets     Number   Assets
        of Other   of Other   of Other   of Other   of       of
        Registered Registered Pooled     Pooled     Other    Other
        Investment Investment Investment Investment Accounts Accounts
        Companies  Companies  Vehicles   Vehicles   Managed  Managed
        Managed(1) Managed    Managed    Managed             (x $1
                   (x $1                 (x $1               million)(2)
                   million)(1)           million)(2)
----------------------------------------------------------------------
Phillipe    0        N/A        1        7,327.3     0       N/A
Brugere-Trelat
----------------------------------------------------------------------
Christian   1       569.5       2        1,116.1     0       N/A
Correa(3)
----------------------------------------------------------------------
Katrina     0        N/A        1        7,327.3     0       N/A
Dudley
----------------------------------------------------------------------
Mandana     1      2,001.9      2        1,176.5     0       N/A
Hormozi
----------------------------------------------------------------------
Michael J.  2       657.5       2        1,116.1     0       N/A
Embler(3)
----------------------------------------------------------------------
Anne E.     1      2,001.9      4        4,717.5     0       N/A
Gudefin
----------------------------------------------------------------------
Charles M.  1      2,001.9      2        1,176.5     0       N/A
Lahr
----------------------------------------------------------------------
Peter A.    6      8,037.0      2        3,096.5     0       N/A
Langerman
----------------------------------------------------------------------
F. David    6      8,316.4      0          N/A       0       N/A
Segal
----------------------------------------------------------------------
Shawn M.    1       569.5       1         44.5       0       N/A
Tumulty(3)
----------------------------------------------------------------------
Deborah A.  5      7,998.9      1         111.5      0       N/A
Turner
----------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.
3. Mr. Correa, Mr. Embler, and Mr. Tumulty manage another registered investment company with $569.5 million in assets with a performance fee and a pooled investment vehicle with $44.5 million in assets with a performance fee.


Portfolio managers that provide investment services to the Funds may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Funds and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Funds. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

      o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP EACH FUND'S SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2007 (such amounts may change from time to time):

      ------------------------------------------------------------
                                               Dollar Range of
                                               Fund Shares
       Portfolio Manager Fund                  Beneficially Owned
      ------------------------------------------------------------
      Christian Correa   Beacon                 $100,001-$500,000
      ------------------------------------------------------------
      Phillipe           European               $100,001-$500,000
      Brugere-Trelat
      ------------------------------------------------------------
      Katrina Dudley     European               $100,001-$500,000
      ------------------------------------------------------------
      Michael J. Embler  Beacon                 $500,001-$1,000,000
      ------------------------------------------------------------
      Anne E. Gudefin    Discovery              $100,001-$500,000
                         Qualified                     None
      ------------------------------------------------------------
      Mandana Hormozi    Discovery               $50,001-$100,000
      ------------------------------------------------------------
      Peter A.           Mutual Shares           Over $1,000,000
      Langerman
      ------------------------------------------------------------
      Charles M. Lahr    Financial Services     $500,001-$1,000,000
                         Discovery              $500,001-$1,000,000
      ------------------------------------------------------------
      F. David Segal     Mutual Shares          $100,001-$500,000

      ------------------------------------------------------------
      Shawn M. Tumulty   Qualified                     None
      ------------------------------------------------------------
      Deborah A. Turner  Mutual Shares          $100,001-$500,000
      ------------------------------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager, sub-advisor and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's aggregate average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.


For the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:

                           ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2007           2006           2005
--------------------------------------------------------------------
Beacon                      5,947,061      4,887,851      4,415,575
Financial Services            788,527        689,645        514,261
Qualified                   4,754,642      3,987,608      3,539,026
Mutual Shares              18,791,131     13,892,244     10,578,037
Discovery                  11,909,667      8,018,493      5,274,950
European                    2,129,808      1,572,779      1,222,491

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.


Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

Investor Services may also pay servicing fees, that will be reimbursed by the Funds, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Trust's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Reports to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and their other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


For the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS ($)
                       -------------------------------------------
                           2007          2006           2005
------------------------------------------------------------------
Beacon                     7,039,558     6,019,856      6,104,223
Financial Services         1,579,371     1,847,636        853,224
Qualified                  1,928,535     3,032,215      3,303,288
Mutual Shares(1)          18,711,714    18,661,895     10,602,110
Discovery                  9,082,746     9,103,940      7,047,389
European                   2,934,059     2,684,685      1,697,313

1. For the fiscal year ended December 31, 2006, there was an increase in reported brokerage commissions for the Mutual Shares Fund, as compared to the previous fiscal year. This was primarily due to an increase in trading activity, and also shareholder subscriptions.

For the fiscal year ended December 31, 2007, the Funds paid the following to brokers who provided research services:

                                       AGGREGATE
                                       PORTFOLIO
                        COMMISSIONS    TRANSACTIONS
                            ($)            ($)
---------------------------------------------------
Beacon                     3,856,373   3,248,725,164
Financial Services         1,090,916     614,268,869
Qualified                  1,236,855   1,039,096,717
Mutual Shares             11,685,658   9,276,859,046
Discovery                  7,029,715   4,321,293,654
European                   2,056,022   1,211,521,564

As of December 31, 2007, the Discovery, Financial Services, and Mutual Shares Funds owned securities issued by Citigroup valued in the aggregate at $16,533,798, $5,541,785 and $145,016,730, respectively. Except as noted, the
Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES


MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets for gains realized in 2007, and 0% for gains realized in 2008 through 2010). These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES The next six paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS (DISCOVERY, FINANCIAL SERVICES AND EUROPEAN FUNDS ONLY). Each of these Funds may invest more than 50% of its total assets at the end of a fiscal year in foreign securities. To the extent that one or more of these Funds does meet this investment threshold, it or they may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

You should be aware that your use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If a Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that a Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you:

o as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or
o as an interest-related or short-term capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and each intends to continue to qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS

REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the 12-month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, a Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o  You reinvest the sales proceeds in the Fund or in another Franklin
   Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S.
   resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets on qualified dividends earned by the Fund during 2007, and 0% on qualified dividends earned during 2008 through 2010).


Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
        -   corporations incorporated in a possession of the U.S.,
        - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury
            Department determines is satisfactory (including an exchange of information program), and
        - corporations whose stock is readily tradable on an established securities market in the United States.


Dividends from corporations exempt from tax, passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.


Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.


o DISCOVERY, FINANCIAL SERVICES AND EUROPEAN FUNDS: Because most of the income of each of these Funds is primarily derived from investments in foreign rather than domestic securities, generally none or only a small percentage of the income dividends paid by each Fund will be eligible for the corporate dividends-received deduction.

o BEACON, QUALIFIED AND MUTUAL SHARES FUNDS: Because the income of each of these Funds generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by each Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.
For example,


DERIVATIVES. Each Fund is permitted to invest in certain derivative contracts, including options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Each Fund is also permitted to invest in derivative contracts that are tied to commodities or commodity indices, subject to certain restrictions. The IRS has recently ruled that income from these contracts is not qualifying income under the Code. To the extent that a Fund does invest in these securities, it will only do so to the extent that such an investment will not disqualify the Fund as a regulated investment company.

SHORT SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

SECURITIES LENDING TRANSACTIONS. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

TAX STRADDLES. A Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. Additionally, each Fund is authorized to invest in spread, collar and straddle transactions. If a Fund invests in these securities, or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, or in other securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

STRUCTURED INVESTMENTS. Each Fund is permitted to invest in foreign currency exchange contracts, swaps and combined transactions involving multiple options, futures or currency transactions, or any combination of these investment vehicles. Investments of these types may be designed to give the holder a specific return (on a net basis) than would otherwise be payable in the case of a traditional security. Swap contracts can also involve exchanges in fixed and variable interest rates, foreign currencies or baskets of securities that mimic certain other securities or indices. By investing in these securities, a Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

CREDIT-LINKED SECURITIES. Each Fund may also enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while each Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require a Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. Each Fund may also invest in distressed mortgage obligations or in other debt obligations in or pending default. These obligations may not pay current interest, but may be subject to tax rules that require a Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY A FUND IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a REIT (Real Estate Investment Trust) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by a Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, each Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. Each Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as a Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.


In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, each Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by a Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require a Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that a Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. Each Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.


CAPITAL GAIN DISTRIBUTIONS. Dividends designated by the Fund as a distribution from long-term capital gains (a capital gain dividend or distribution) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

SHORT-TERM CAPITAL GAIN DIVIDENDS. Net short-term capital gains earned by the Fund on or before December 31, 2007 and distributed to you in 2008 are not subject to U.S. nonresident alien withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Capital gain distributions and short-term capital gain dividends will be subject to withholding if these capital gains are realized on the disposition of a U.S. real property interest. See the discussion below under INVESTMENT IN U.S. REAL PROPERTY.

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid from qualified net interest income earned by the Fund on or before December 31, 2007 are not subject to U.S. withholding tax. Each Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of a Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire calendar year, which can only be determined with exactness at the calendar year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available by calling Institutional Services at 1-800/321-8563 or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of Fund shares that they own at the time of death, unless an exemption applies due to a treaty between their country and the U.S. Even if a treaty exemption is available, a decedent's estate may nevertheless be required to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before a Fund can release a nonresident alien decedent's investment in the Fund to his or her estate. For estates with U.S. sitused assets of not more than $60,000 (there exists a statutory estate tax credit for this amount of property), a Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. sitused assets are at or below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between their country and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their own tax advisers on their estate tax consequences from an investment in a Fund.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above sunset FOR THESE FUNDS on December, 2007. Qualified interest income and net short-term capital gains realized by a Fund on or before this date, designated as such by the Fund, and paid to investors in 2008 will continue to be exempt from nonresident withholding. It is possible that the U.S. Congress will act and the President will sign in 2008 or early 2009 new legislation providing for an extension of these provisions into 2008 and subsequent years that will provide for an extension of these exemptions from withholding. However, until or unless this legislation is enacted, distributions of interest income and net short-term capital gains paid from income earned by the Fund after December 31, 2007 will again be subject to nonresident alien withholding. See your personal tax advisor for more information about these provisions.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise a Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

INVESTMENT IN U.S. REAL PROPERTY. Each Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT, or by a U.S. real property holding corporation in which a Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a REIT if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends [rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend] subject to withholding at the 30% or lower treaty withholding rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, none expects that either gain on the sale or redemption of Fund shares or Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Maryland corporation on November 12, 1987, and was converted to a Delaware statutory trust effective May 1, 2008 and is registered with the SEC.


Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services Funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust may hold special meetings, however, for matters requiring shareholder approval.

As of April 1, 2008, the principal shareholders of the Funds, beneficial or of record, were:

                                      SHARE     PERCENTAGE
NAME AND ADDRESS                      CLASS       (%)
------------------------------------------------------------
BEACON
John Hancock Life Insurance Co.       Class A     14.91
601 Congress St.
Boston, MA 02210-2804

MUTUAL SHARES
NFS LLC FEBO                          Class R      5.63
Transamerica Financial Life
1150 S. Olive St. Ste. 2700
Los Angeles, CA  90015-2211

NFS LLC FEBO                          Class R     15.20
Transamerica Life Insurance
1150 S. Olive St. Ste. 2700
Los Angeles, CA  90015-2211
ING Insurance & Annuity Co.           Class R     13.31
1 Orange Way B3N
Windsor, CT  06095-4773

Hartford Life Insurance Co.           Class R      6.86
P.O. Box 2999
Hartford, CT 06104-2999

Franklin Templeton Founding Funds     Class Z     40.10
Allocation Fund
Franklin Templeton Fund Allocator
Series
500 E. Broward Blvd. Ste. 2100
Fort Lauderdale, FL  33394-3007

DISCOVERY
John Hancock Life Insurance Company   Class A      5.47
USA
601 Congress St.
Boston, MA 02210-2804

ING National Trust                    Class R      6.92
1 Orange Way B3N
Windsor, CT 06095-4773

ING Insurance & Annuity Co.           Class R     32.14
1 Orange Way B3N
Windsor, CT 06095-4773

Hartford Life Insurance Company       Class R     10.47
P.O. Box 2999
Hartford, CT 06104-2999

First Command Bank                    Class Z      5.63
P.O. Box 901075
Fort Worth, TX 76101-2075

EUROPEAN
Age Newborn-8 Years                   Class Z      5.43
FT 529 College Savings Plan
500 E Broward, BLVD STE 2100
Fort Lauderdale, FL 33394-3007

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 1, 2008, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have agreements with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in a Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Funds' manager or transfer agent, such trading may interfere with the efficient management of the Funds' portfolio, may materially increase the Funds' transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Class Z.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

   Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only.

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies.

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates.

o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended.

o  Group annuity separate accounts offered to retirement plans.

o Chilean retirement plans that meet the requirements described under "Retirement plans" below.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares.

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

RETIREMENT PLANS. Class A shares at NAV are available for: o Employer Sponsored Retirement Plans with assets of $1 million or more; or


o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or

o Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.


A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services(R) (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2008:

Advantage Capital Corporation, A. G. Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., HSBC Brokerage (USA), Inc., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, Inc., SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc., Wells Fargo Investments, LLC.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S.
persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Funds' Class Z shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:


                                                         AMOUNT
                                                         RECEIVED IN
                                                         CONNECTION
                                                         WITH
                           TOTAL         AMOUNT          REDEMPTIONS
                           COMMISSIONS   RETAINED BY     AND
                           RECEIVED      DISTRIBUTORS    REPURCHASES
                            ($)            ($)               ($)
--------------------------------------------------------------------
2007
Beacon                    13,201,144       2,270,398        222,294
Financial Services         2,440,900         397,538         77,496
Qualified                  5,607,333         943,383         92,314
Mutual Shares             63,563,747      11,000,701        839,111
Discovery                 53,662,525       9,133,439        482,481
European                   4,556,012         761,460         84,339

2006
Beacon                     8,203,588       1,373,485        233,094
Financial Services         2,429,186         392,978         55,117
Qualified                  3,141,392         509,560        105,090
Mutual Shares             53,400,988       9,082,673        925,728
Discovery                 38,744,780       6,478,038        360,821
European                   1,834,455         295,700         92,212

2005
Beacon                     5,410,391         853,183        298,601
Financial Services         1,235,464         187,580         79,954
Qualified                  2,624,890         411,335        119,924
Mutual Shares             30,732,223       5,088,424      1,051,595
Discovery                 18,811,223       3,043,646        299,536
European                   1,273,863         198,243         87,504


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Funds may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the Funds may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended December 31, 2007, the amounts paid by the Funds pursuant to the plan were:

                                              FINANCIAL  MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           664,173     89,397  2,551,866
Printing and mailing                   23,649      3,330     76,119
prospectuses     other than to
current shareholders
Payments to underwriters              393,574     80,660  1,267,476
Payments to broker-dealers          6,860,721  1,521,573 21,195,140
Other                                  -               -     -
                                  ----------------------------------
Total                               7,942,117  1,694,960 25,090,601
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           509,010  1,242,632    238,902
Printing and mailing                   12,941     48,448      6,685
prospectuses
  other than to current
shareholders
Payments to underwriters              173,143  1,322,660    161,658
Payments to broker-dealers          3,181,395 20,432,174  2,970,721
Other                                  -          -          -
                                  ----------------------------------
Total                               3,876,489 23,045,914  3,377,966
                                  ==================================


THE CLASS B, C AND R PLANS. The Funds pay Distributors up to 1% per year of Class B and C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007 were:

                                              FINANCIAL  MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            -          -          -
Printing and mailing                   -          -          -
prospectuses
  other than to current
shareholders
Payments to underwriters               -          -          -
Payments to broker-dealers            491,299    108,398  1,632,871
Other                               1,482,304    328,367  4,909,649
                                  ----------------------------------
Total                               1,973,603    436,765  6,542,520
                                  ==================================

                                   QUALIFIED  DISCOVERY   EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            -          -          -
Printing and mailing                   -          -          -
prospectuses
  other than to current
shareholders
Payments to underwriters               -          -          -
Payments to broker-dealers            186,652    709,624    164,833
Other                                 567,577  2,134,829    496,838
                                  ----------------------------------
Total                                 754,229  2,844,453    661,671
                                  ==================================


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                              FINANCIAL  MUTUAL
                                    BEACON     SERVICES    SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           150,416     31,250    658,385
Printing and mailing                    5,528      1,170     20,307
prospectuses
  other than to current
shareholders
Payments to underwriters               42,983     16,366    176,918
Payments to broker-dealers          8,678,744  2,240,752 24,959,494
Other                                       -          -         -)
                                  ----------------------------------
Total                               8,877,671  2,289,538 25,815,104
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           122,859    328,992     40,697
Printing and mailing                    3,142     12,904      1,157
prospectuses
  other than to current
shareholders
Payments to underwriters               28,154    259,930     14,993
Payments to broker-dealers          4,560,746 25,767,639  3,359,027
Other                                  -          1          -
                                  ----------------------------------
Total                             4,714,901   26,369,466  3,415,874
                                  ==================================

Under the Class R plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                    MUTUAL
                                    SHARES    DISCOVERY
                                      ($)        ($)
---------------------------------------------------------
Advertising                             1,598      1,988
Printing and mailing                       46         77
prospectuses
  other than to current
shareholders
Payments to underwriters                1,448      2,744
Payments to broker-dealers          1,198,143  1,097,422
Other                                  -          -
                                  -----------------------
Total                               1,201,235  1,102,231
                                  =======================


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


The following SEC formula is used to calculate these figures:
                                        n
                                  P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


The following SEC formula is used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             D
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   D beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


The following SEC formula is used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             DR
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series' team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $591 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 115 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.














































































                        FRANKLIN MUTUAL SERIES FUND INC.
                               File Nos. 033-18516
                                    811-05387
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)   Articles of Incorporation

      (i) Agreement and Declaration of Trust of Franklin Mutual Series Funds, a Delaware Statutory Trust dated October 18, 2006

     (ii) Certificate of Amendment dated December 4, 2006 of Agreement and Declaration of Trust dated October 18, 2006

    (iii) Certificate of Trust of Franklin Mutual Series Funds, a Delaware Statutory Trust, dated October 18, 2006

     (iv) Certificate of Amendment dated December 4, 2006 to the Certificate of Trust dated October 18, 2006

(b)        By-laws

      (i) By-Laws of Franklin Mutual Series Funds, a Delaware Statutory Trust effective as of October 18, 2006

     (ii) Certificate of Amendment dated December 4, 2006 of By-Laws dated October 18, 2006

(c) Instruments Defining Rights of Security Holders

      Not Applicable

(d)   Investment Advisory Contracts

      (i) Form of Investment Management Agreement between the Registrant on behalf of the Mutual Beacon Fund and Franklin Mutual Advisers, LLC.

     (ii) Form of Investment Management Agreement between the Registrant on behalf of the Mutual Discovery Fund and Franklin Mutual Advisers, LLC.

    (iii) Form of Investment Management Agreement between the Registrant on behalf of the Mutual European Fund and Franklin Mutual Advisers, LLC.

     (iv) Form of Investment Management Agreement between the Registrant on behalf of the Mutual Financial Services Fund and Franklin Mutual Advisers, LLC.

      (v) Form of Investment Management Agreement between the Registrant on behalf of the Mutual Qualified Fund and Franklin Mutual Advisers, LLC.

     (vi) Form of Investment Management Agreement between the Registrant on behalf of the Mutual Shares Fund and Franklin Mutual Advisers, LLC.

(e)   Underwriting Contracts

      (i)  Form of Distribution Agreement between Registrant and
           Franklin/Templeton Distributors, Inc.

     (ii) Form of Selling Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003 Filing:
           Post-Effective Amendment No.33 to Registration Statement on Form N-1A File No. 33-18516
           Filing Date: April 29, 2004

     (iii) Amendment dated May 15, 2007 to form of Selling Agreement between Franklin/Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003

(f)   Bonus or Profit Sharing Contracts

           Not Applicable

(g)   Custodian Agreements

      (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996 Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A File No. 33-18516 Filing Date:
           December 24, 1998

      (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

    (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996 Filing:
           Post-Effective Amendment No. 26 to Registration Statement on Form N-1A File No. 33-18516 Filing Date: December 24, 1998

    (iv) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New
           York dated February 16, 1996
           Filing: Post-Effective Amendment No. 30 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

     (v) Amendment dated May 1, 2008 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York made as of February 16, 1996

     (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001
           Filing: Post-Effective Amendment No. 30 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

    (vii) Amendment dated May 1, 2008 to Schedule 1 of the Foreign Custody Manager Agreement

   (viii) Amendment dated March 19, 2007 to Schedule 2 of the Foreign Custody Manager Agreement

 (h)  Other Material Contracts

      (i) Form of Fund Administration Agreement between Registrant, on behalf of Franklin Mutual Series Funds Franklin Templeton Services, LLC

 (i)  Legal Opinion

      (i)  Opinion and Consent of Counsel dated April 23, 2008

(j)   Other Opinions

      (i)  Consent of Ernst & Young LLP, Independent
           Registered Public Accounting Firm

(k)   Omitted Financial Statements

           Not Applicable

(l)   Initial Capital Agreements

      (i)  Form of Subscription Agreement by Sole Shareholder Filing:
           Post-Effective Amendment No. 22 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(m)   Rule 12b-1 Plan

     (i) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Beacon Fund and Franklin/Templeton Distributors, Inc.

     (ii) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Discovery Fund and Franklin/Templeton Distributors, Inc.

    (iii) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual European Fund and Franklin/Templeton Distributors, Inc.

     (iv) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Financial Services Fund and Franklin/Templeton Distributors, Inc.

     (v) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Qualified Fund and Franklin/Templeton Distributors, Inc.

     (vi) Form of Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Shares Fund and Franklin/Templeton Distributors, Inc.

    (vii) Form of Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Beacon Fund, Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Qualified Fund, and Mutual Shares Fund and Franklin/Templeton Distributors, Inc.

    (viii) Form of Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Beacon Fund, Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Qualified Fund, and Mutual Shares Fund and Franklin/Templeton Distributors, Inc.

    (ix) Form of Class R Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Mutual Discovery Fund and Mutual Shares Fund, and Franklin/Templeton Distributors, Inc.

(n)   Rule 18f-3 Plan

     (i) Form of Multiple Class Plan on behalf of Mutual Beacon Fund dated October 17, 2006

     (ii) Form of Multiple Class Plan on behalf of Mutual Discovery Fund dated October 17, 2006

    (iii) Form of Multiple Class Plan on behalf of Mutual European Fund dated October 17, 2006

      (iv) Form of Multiple Class Plan on behalf of Mutual Financial Services Fund dated October 17, 2006

      (v) Form of Multiple Class Plan on behalf of Mutual Qualified Fund dated October 17, 2006

     (vi) Form of Multiple Class Plan on behalf of Mutual Shares Fund dated October 17, 2006


(p)        Code of Ethics

      (i)  Code of Ethics dated May 2007

(q)        Power of Attorney

      (i) Power of Attorney dated February 26, 2008 for Franklin Mutual Series Fund Inc., a Maryland corporation

     (ii) Power of Attorney dated February 26, 2008 for Franklin Mutual Series Funds, a Delaware Statutory Trust

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           THE FUND

           None

ITEM 25.  INDEMNIFICATION

The Agreement and Declaration of Trust (the "Declaration") of FMSF - DE provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to such Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or
(2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of such Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Statutory Trust Act (the "Delaware Act"). Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of such Trust or any trustee thereof.

FMSF - DE shall indemnify, out of its assets, to the fullest extent permitted under applicable law, any of these persons who was or is a party, or is threatened to be made a party, to any Proceeding (as defined in the Declaration) because the person is or was an agent of such Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Fund may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
ADVISER

The officers and directors of the Registrant's manager also serve as officers and directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-53068), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

b) The information required by this item 28 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Franklin Mutual Series Funds, located at 101 John
F. Kennedy Parkway, Short Hills, New Jersey 07078, or at Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of April, 2008.


                             FRANKLIN MUTUAL SERIES FUND INC.
                             a Maryland corporation
                             (Registrant)

                             By:  /s/ David P. Goss
                                  David P. Goss
                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

PETER A. LANGERMAN*               President and
-------------------               Chief Executive Officer-
Peter A. Langerman                Investment Management
                                  Dated: April 25, 2008


GALEN G. VETTER*                  Chief Executive
----------------                  Officer-Finance
                                  and Administration
Galen G. Vetter                   Dated: April 25, 2008


LAURA F. FERGERSON*               Chief Financial Officer and
-------------------               Chief Accounting Officer
Laura F. Fergerson                Dated: April 25, 2008


EDWARD I. ALTMAN*                 Director
-----------------                 Dated: April 25, 2008
Edward I. Altman

ANN TORRE BATES*                  Director
----------------                  Dated: April 25, 2008
Ann Torre Bates

BURTON J. GREENWALD*              Director
--------------------              Dated: April 25, 2008
Burton J. Greenwald

GREGORY E. JOHNSON*               Director
-------------------               Dated: April 25, 2008
Gregory E. Johnson

BRUCE A. MACPHERSON*              Director
--------------------              Dated: April 25, 2008
Bruce A. MacPherson

CHARLES RUBENS II*                Director
------------------                Dated: April 25, 2008
Charles Rubens II

ROBERT E. WADE*                   Chairman of the Board and
---------------                   Director
Robert E. Wade                    Dated: April 25, 2008



*By:  /s/ David P. Goss
      David P. Goss, Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of April, 2008.


                             FRANKLIN MUTUAL SERIES FUNDS
                             a Delaware Statutory Trust
                             (Registrant)

                             By:  /s/ David P. Goss
                                  David P. Goss
                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

PETER A. LANGERMAN*               President and
-------------------               Chief Executive Officer-
Peter A. Langerman                Investment Management
                                  Dated: April 25, 2008


GALEN G. VETTER*                  Chief Executive
----------------                  Officer-Finance
                                  and Administration
Galen G. Vetter                   Dated: April 25, 2008


LAURA F. FERGERSON*               Chief Financial Officer and
-------------------               Chief Accounting Officer
Laura F. Fergerson                Dated: April 25, 2008


EDWARD I. ALTMAN*                 Trustee
-----------------                 Dated: April 25, 2008
Edward I. Altman

ANN TORRE BATES*                  Trustee
----------------                  Dated: April 25, 2008
Ann Torre Bates

BURTON J. GREENWALD*              Trustee
--------------------              Dated: April 25, 2008
Burton J. Greenwald

GREGORY E. JOHNSON*               Trustee
-------------------               Dated: April 25, 2008
Gregory E. Johnson

BRUCE A. MACPHERSON*              Trustee
--------------------              Dated: April 25, 2008
Bruce A. MacPherson

CHARLES RUBENS II*                Trustee
------------------                Dated: April 25, 2008
Charles Rubens II

ROBERT E. WADE*                   Chairman of the Board and
---------------                   Trustee
Robert E. Wade                    Dated: April 25, 2008



*By:  /s/ David P. Goss
      David P. Goss, Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)


               FRANKLIN MUTUAL SERIES FUND INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                               LOCATION
EX-99.(a)(i)        Agreement and Declaration of Trust          Attached
                    dated October 18, 2006

EX-99.(a)(ii)       Certificate of Amendment dated              Attached
                    December 4, 2006 of Agreement and
                    Declaration of Trust dated
                    October 18, 2006

EX-99.(a)(iii)      Certificate of Trust dated                  Attached
                    October 18, 2006

EX-99.(a)(iv)       Certificate of Amendment dated December     Attached
                    4, 2006 to the Certificate of Trust
                    dated October 18, 2006

EX-99.(b)(i)        By-Laws                                     Attached

EX-99.(b)(ii)       Certificate of Amendment dated              Attached
                    December 4, 2006 of By-Laws
                    dated October 18, 2006

EX-99.(d)(i)        Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of
                    Mutual Beacon Fund and Franklin Mutual
                    Advisers, LLC.

EX-99.(d)(ii)       Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of Mutual
                    Discovery Fund and Franklin Mutual
                    Advisers, LLC.

EX-99.(d)(iii)      Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of Mutual
                    European Fund and Franklin Mutual
                    Advisers, LLC.

EX-99.(d)(iv)       Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of Mutual
                    Financial Services Fund and Franklin
                    Mutual Advisers, LLC.

EX-99.(d)(v)        Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of Mutual
                    Qualified Fund and Franklin Mutual
                    Advisers, LLC.

EX-99.(d)(vi)       Form of Investment Management Agreement     Attached
                    between the Registrant on behalf of Mutual
                    Shares Fund and Franklin Mutual Advisers, LLC.

EX-99.(e)(i)        Form of Distribution Agreement between      Attached
                    Registrant and Franklin/Templeton
                    Distributors, Inc.

EX-99.(e)(ii)       Form of Selling Agreements between          *
                    Franklin/Templeton Distributors, Inc. and
                    Securities Dealers dated November 1, 2003

EX-99.(e)(iii)      Amendment dated May 15, 2007 to form of     Attached
                    Selling Agreement between Franklin/Templeton
                    Distributors, Inc., and Securities Dealers dated November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between            *
                    Registrant and Bank of New York dated
                    February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to Master       *
                    Custody Agreement between Registrant and
                    Bank of New York dated February 16, 1996

EX-99.(g)(iii)      Amendment dated February 27, 1998 to        *
                    Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(iv)       Amendment dated May 16, 2001 to Master      *
                    Custody Agreement between Registrant and
                    Bank of New York dated February 16, 1996

EX-99.(g)(v)        Amendment dated May 1, 2008 to Exhibit      Attached
                    A of the Master Custody Agreement between
                    Registrant and Bank of New York
                    made as of February 16, 1996

EX-99.(g)(vi)       Amended and Restated Foreign Custody        *
                    Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001

EX-99.(g)(vii)      Amendment dated May 1, 2008 to Schedule     Attached
                    1 of  the Foreign Custody Manager
                    Agreement

EX-99.(g)(viii)     Amendment dated March 19, 2007 to           *
                    Schedule 2 of the Foreign Custody Manager
                    Agreement

EX-99.(h)(i)        Form of Fund Administration Agreement       Attached
                    between Registrant, on behalf of
                    Franklin Mutual Series Funds, and
                    Franklin Templeton Services,

EX-99.(i)(i)        Opinion and Consent of Counsel              Attached

EX-99.(j)(i)        Consent of Ernst & Young LLP,               Attached
                    Independent Registered Public
                    Accounting Firm


EX-99.(m)(i)        Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Beacon Fund and Franklin/Templeton Distributors, Inc.

EX-99.(m)(ii)       Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Discovery
                    Fund and Franklin/Templeton Distributors,
                    Inc.

EX-99.(m)(iii)      Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of
                    Mutual European Fund and Franklin/Templeton
                    Distributors, Inc.

EX-99.(m)(iv)       Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Financial
                    Services Fund and Franklin/Templeton
                    Distributors, Inc.

EX-99.(m)(v)        Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Qualified
                    Fund and Franklin/Templeton Distributors, Inc.

EX-99.(m)(vi)       Form of Class A Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Shares
                    Fund and Franklin/Templeton Distributors, Inc.

EX-99.(m)(vii)      Form of Class B Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Beacon
                    Fund, Mutual Discovery Fund, Mutual
                    European Fund, Mutual Financial
                    Services Fund, Mutual Qualified Fund,
                    and Mutual Shares Fund, and
                    Franklin/Templeton Distributors, Inc.

EX-99.(m)(viii)     Form of Class C Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Beacon
                    Fund, Mutual Discovery Fund, Mutual
                    European Fund, Mutual Financial
                    Services Fund, Mutual Qualified Fund,
                    and Mutual Shares Fund, and
                    Franklin/Templeton Distributors, Inc.

EX-99.(m)(ix)       Form of Class R Distribution Plan           Attached
                    pursuant to Rule 12b-1 between the
                    Registrant, on behalf of Mutual Discovery
                    Fund and Mutual Shares Fund, and
                    Franklin/Templeton Distributors, Inc.

EX-99.(n)(i)        Form of Multiple Class Plan on behalf       Attached
                    of Mutual Beacon Fund dated October 17,
                    2006

EX-99.(n)(ii)       Form of Multiple Class Plan on behalf       Attached
                    of Mutual Discovery Fund dated October
                    17, 2006

EX-99.(n)(iii)      Form of Multiple Class Plan on behalf       Attached
                    of Mutual European Fund dated October
                    17, 2006

EX-99.(n)(iv)       Form of Multiple Class Plan on behalf       Attached
                    of Mutual Financial Services Fund dated
                    October 17, 2006

EX-99.(n)(v)        Form of Multiple Class Plan on behalf       Attached
                    of Mutual Qualified Fund dated
                    October 17, 2006

EX-99.(n)(vi)       Form of Multiple Class Plan on behalf       Attached
                    of Mutual Shares Fund dated October 17,
                    2006

EX-99.(p)(i)        Code of Ethics dated May 2007               Attached

EX-99.(q)(i)        Power of Attorney dated February 26,        Attached
                    2008 for Franklin Mutual Series Fund
                    Inc., a  Maryland Corporation

EX-99.(q)(ii)       Power of Attorney dated February 26,        Attached
                    2008 for Franklin Mutual Series Funds,
                    a Delaware Statutory Trust


*  Incorporated by reference